Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO THE CANADIAN MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO THE CANADIAN MANAGEMENT AGREEMENT, dated as of October 5, 2022 (this “Amendment”), by and among Driven Brands Canada Funding Corporation, a Canadian corporation (the “Canadian Co-Issuer”), Carstar Canada SPV GP Corporation, a Canadian corporation, Carstar Canada SPV LP, an Ontario limited partnership, Maaco Canada SPV GP Corporation, a Canadian corporation, Maaco Canada SPV LP, an Ontario limited partnership, Meineke Canada SPV GP Corporation, a Canadian corporation, Meineke Canada SPV LP, an Ontario limited partnership, Take 5 Canada SPV GP Corporation, a Canadian corporation, Take 5 Canada SPV LP, an Ontario limited partnership, Go Glass Franchisor SPV GP Corporation, a Canadian corporation, Go Glass Franchisor SPV LP, an Ontario limited partnership, Star Auto Glass Franchisor SPV GP Corporation, a Canadian corporation, Star Auto Glass Franchisor SPV LP, an Ontario limited partnership, Driven Canada Funding Holdco Corporation, a Canadian corporation; Driven Canada Product Sourcing GP Corporation, a Canadian corporation, Driven Canada Product Sourcing LP, an Ontario limited partnership, Driven Canada Claims Management GP Corporation, a Canadian corporation and Driven Canada Claims Management LP, an Ontario limited partnership (collectively, the “Service Recipients”); Driven Brands Canada Shared Services Inc., a Canadian corporation, as manager (in such capacity, together with its successors and assigns, the “Canadian Manager”), and Citibank, N.A., as Trustee (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Canadian Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Canadian Co-Issuer, Driven Brands Funding, LLC, a Delaware limited liability company (the “Issuer” and together with the Canadian Co-Issuer, the “Co-Issuers”), the Trustee and Citibank, N.A. as Securities Intermediary are parties to an Amended and Restated Base Indenture dated as of April 24, 2018 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2 thereto, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, Amendment No. 4 thereto, entered into on July 6, 2020, Amendment No. 5 thereto, entered into on December 14, 2020, Amendment No. 6 thereto, entered into on March 30, 2021, Amendment No. 7 thereto, entered into on March 30, 2021, Amendment No. 8 thereto, entered into on September 29, 2021, Amendment No. 9 thereto, entered into as of the date hereof, and as the same may be further amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, and together with the Series Supplements thereto and any amendments to such Series Supplements, the “Indenture”), pursuant to which Indenture the Co-Issuers have issued the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2019-2 Notes, the Series 2019-3 Notes, the Series 2020-1 Notes, the Series 2020-2 Notes and the Series 2021-1 Notes, will issue the Series 2022-1 Notes, and may issue additional series of notes from time to time (collectively, the “Notes”) on the terms described therein;

WHEREAS, in connection with the Indenture, the Canadian Co-Issuer, the other Service Recipients party thereto from time to time, the Canadian Manager, the Sub-managers party thereto from time to time and the Trustee have entered into the Canadian Management Agreement, dated as of July 6, 2020 (as amended by Amendment No. 3 to the Amended and Restated Management Agreement and Consent to Amendment No. 1 to Canadian Management Agreement, entered into on March 30, 2021, as amended by the Amendment No. 4 to the Amended And Restated Management Agreement and Consent to Amendment No. 2 to Canadian Management Agreement, entered into on September 29, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Canadian Management Agreement”);

WHEREAS, Section 8.3(a) of the Canadian Management Agreement provides, among other things, for the amendment of the Canadian Management Agreement with the consent of the Service Recipients, the Canadian Manager and the Trustee (acting at the direction of the Control Party), and the Service Recipients and the Canadian Manager desire to amend the Canadian Management Agreement as set forth herein; and

WHEREAS, Section 8.7(d) of the Base Indenture provides, among other things, for the amendment of the Canadian Management Agreement without the prior written consent of the Control Party (x) to the extent permitted under the terms of the Canadian Management Agreement and (y) to the extent that all affected Noteholders have provided consent, either directly or indirectly through the purchase of Notes that include such terms, and effective as of the 2022 Springing Amendments Implementation Date (as defined in Exhibit A), each such affected Noteholder will have consented to certain amendments that will be effective on and after the 2022 Springing Amendments Implementation Date, as set forth in this Amendment, such that the separate consent of the Control Party is not required with respect to such amendments; and

WHEREAS, the Control Party has directed the Trustee to enter this Amendment.

NOW, THEREFORE, IT IS AGREED:

1. Amendments. The Canadian Management Agreement, including all annexes, schedules, and exhibits attached thereto, is hereby amended as reflected in the marked copy of the Canadian Management Agreement attached as Exhibit A to this Amendment, with certain of such amendments, as indicated in Exhibit A in this Amendment taking effect upon the 2022 Springing Amendments Implementation Date, to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text).

2. Effectiveness. This Amendment shall become effective when each of the signatories hereto has executed a counterpart hereof. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Canadian Management Agreement shall remain in full force and effect and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Canadian Management Agreement made in accordance with the terms thereof, as amended by this Amendment.

3. Counterparts; Binding Effect. This Amendment may be executed by the parties hereto in several counterparts (including by facsimile, email, electronic signature or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

2

The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided for in any applicable law, including the Electronic Commerce Act, 2000 (Ontario).

4. Matters Related to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or the validity or sufficiency of this Amendment and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for any provisions thereof.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

6. Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[The remainder of this page is intentionally left blank.]

3

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Manager

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

MEINEKE CANADA SPV LP by its general partner MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

DRIVEN CANADA PRODUCT SOURCING LP by its general partner DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

DRIVEN CANADA CLAIMS MANAGEMENT LP by its general partner DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

CARSTAR CANADA PARTNERSHIP, LP by its general partner CARSTAR CANADA GP CORPORATION, solely for purposes of Section 2.15

By:
Name: Scott O’Melia
Title: Executive Vice President and Secretary

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

CONSENT AND DIRECTION OF CONTROL PARTY:

Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party, hereby consents to this Amendment to the Canadian Management Agreement and directs the Trustee to execute and deliver this Amendment.

MIDLAND LOAN SERVICES,
a division of PNC Bank, National Association, as Control Party

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Canadian Management Agreement]

Exhibit A

Redline of the Canadian Management Agreement

[see attached]

Conformed through Amendment No. ~~4~~5 to the Amended and Restated Management

Agreement and Consent to Amendment no. ~~2~~3 to Canadian Management Agreement dated as of October 5, 2022

Execution Version

CANADIAN MANAGEMENT AGREEMENT

Dated as of July 6, 2020

by and among

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Canadian Co-Issuer,

THE OTHER SERVICE RECIPIENTS PARTY HERETO,

DRIVEN BRANDS CANADA SHARED SERVICES INC., as the Manager,

CITIBANK, N.A., as the Trustee

and,

solely for the purposes of Section 2.15,

CARSTAR CANADA PARTNERSHIP, LP

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

Page

Exhibit A-1 – Power of Attorney For Canadian SPV Franchising Entities

Exhibit A-2 – Power of Attorney For Service Recipients

Exhibit B – Joinder Agreement

Schedule 2.1(f) – Manager Insurance

Schedule 2.10 – Excluded Services, Products and/or Functions

iii

CANADIAN MANAGEMENT AGREEMENT

This CANADIAN MANAGEMENT AGREEMENT, dated as of July 6, 2020 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among: DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer”); CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian CARSTAR GP”), CARSTAR CANADA SPV LP, an Ontario limited partnership (“Canadian CARSTAR”), MAACO CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Maaco Franchisor GP”), MAACO CANADA SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”), MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Meineke Franchisor GP”), MEINEKE CANADA SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”), TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Take 5 GP”), TAKE 5 CANADA SPV LP, an Ontario limited partnership (“Canadian Take 5”), GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Go Glass Franchisor GP”), GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Go Glass Franchisor”), STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Star Auto Glass Franchisor GP”), STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor” and, together with Canadian CARSTAR GP, Canadian CARSTAR, Canadian Maaco Franchisor GP, Canadian Maaco Franchisor, Canadian Meineke Franchisor GP, Canadian Meineke Franchisor, Canadian Take 5 GP, Canadian Take 5, Go Glass Franchisor GP, Go Glass Franchisor and Star Auto Glass Franchisor GP, the “Canadian SPV Franchising Entities”), DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation (“Canadian Funding Holdco”); DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation (“Driven Canada Product Sourcing GP”), DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership (“Driven Canada Product Sourcing”), DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation (“Driven Canada Claims Management GP”) and DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership (“Driven Canada Claims Management” and, together with Canadian Funding Holdco, Driven Canada Product Sourcing GP, Driven Canada Product Sourcing, Driven Canada Claims Management GP, Driven Canada Claims Management and the Canadian SPV Franchising Entities, the “Guarantors” and together with the Canadian Co-Issuer and each future Subsidiary of the Canadian Co-Issuer ~~or Canadian Franchisor Holdco~~ that becomes a party hereto, the “Canadian Securitization Entities” or the “Service Recipients”); DRIVEN BRANDS CANADA SHARED SERVICES INC., a Canadian corporation, as manager (together with its successors and assigns, “Driven Brands Shared Services” or the “Manager”); CITIBANK, N.A., a national banking association, not in its individual capacity but solely as the trustee under the Indenture (as defined below) (together with its successor and assigns, the “Trustee”); and solely for the purpose of Section 2.15 of this Agreement, CARSTAR CANADA PARTNERSHIP, LP, an Ontario limited partnership. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms or incorporated by reference in Appendix A to the Indenture (as defined below).

RECITALS

WHEREAS, pursuant to the Amended and Restated Base Indenture dated as of April 24, 2018 (together with the Series Supplements thereto, and as the same may be amended, restated, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Indenture”) by and among Driven Brands Funding, LLC (the “Issuer”) and the Trustee, the Issuer issued the Series 2015-1 Class A-1 Notes, the Series 2015-1 Class A-2 Notes, the Series 2016-1 Class A-2 Notes, the Series 2018-1 Class A-2 Notes, the Series 2019-1 Class A-2 Notes, the Series 2019-2 Class A-2 Notes and the Series 2019-3 Class A-1 Notes (collectively, the “Existing Notes”) on the terms described therein;

WHEREAS pursuant to that certain Amendment No. 4 to the Amended and Restated Base Indenture dated as of July 6, 2020 by and among the Issuer, the Canadian Co-Issuer (together with the Issuer, the “Co-Issuers”) and the Trustee, the Canadian Co-Issuer became a party to the Indenture and a co-issuer of the Existing Notes;

WHEREAS, pursuant to the Indenture and ~~a~~the Series ~~Supplement~~Supplements dated as of July 6, 2020, December 14, 2020, September 29, 2021 and October 5, 2022, in each case by and among the Co-Issuers and the Trustee, the Co-Issuers issued the Series 2020-1 Class A-2 Notes, the Series 2020-2 Class A-2 Notes, the Series 2021-1 Class A-2 Notes, the Series 2022-1 Class A-2 Notes and the Series 2022-1 Class A-1 Notes, and the Co-Issuers may issue additional series of Notes from time to time pursuant to the Indenture and future Series Supplements;

WHEREAS, the Canadian Co-Issuer has granted to the Trustee on behalf of the Secured Parties a Lien in the Collateral owned by it pursuant to the terms of Indenture and the Deed of Hypothec dated as of July 6, 2020, by and among the Canadian Co-Issuer, the Canadian Guarantors and the Trustee (as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Hypothec”);

WHEREAS, the Guarantors have guaranteed the obligations of the Canadian Co-Issuer and Issuer under the Indenture, the Notes and the other Transaction Documents and have granted to the Trustee on behalf of the Secured Parties a Lien in the Collateral owned by each of them pursuant to the terms of the Amended and Restated Guarantee and Collateral Agreement dated as of April 24, 2018, as amended by an amendment and assumption to the Amended and Restated Guarantee and Collateral Agreement dated as of the date hereof (as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Guarantee and Collateral Agreement” and together with the Hypothec, the “Guarantee and Collateral Agreements”);

WHEREAS, from and after the date hereof, all New Assets shall be originated by or otherwise owned by the Service Recipients following the Series 2020-1 Closing Date;

WHEREAS, pursuant to a reorganization of the subsidiaries of Driven Brands Canada Inc. on June 29, 2020, the Manager obtained assets and employees necessary to provide the Services (as defined below) to the Service Recipients, and the Manager has been providing certain of such Services to the Service Recipients since that time (the “Pre-Closing Date Services”);

WHEREAS, each of the Service Recipients desires to engage the Manager, and each of the Service Recipients desires to have the Manager enforce such Service Recipient’s rights and powers and perform such Service Recipient’s duties and obligations under the Managed Documents (as defined below) and the Transaction Documents to which it is party in accordance with the Managing Standard (as defined below);

WHEREAS, each of the Service Recipients desires to have the Manager enter into certain agreements and acquire certain assets from time to time on such Service Recipient’s behalf, in each case in accordance with the Managing Standard;

WHEREAS, each of the Canadian SPV Franchising Entities desires to appoint the Manager as its agent for providing comprehensive Intellectual Property services, including filing for registration, clearance, maintenance, protection, enforcement, licensing, and recording transfers of the Securitization IP in accordance with the Managing Standard and as provided in Section 2.1(c) and Section 4.3(b);

WHEREAS, each of Service Recipients desires to enter into this Agreement to provide for, among other things, the managing of the respective rights, powers, duties and obligations of such Service Recipient under or in connection with the Contribution Agreements and the Securitization Assets and the applicable Securitization IP and each Service Recipient that is a Canadian Securitization Entity’s equity interests in each other Canadian Securitization Entity owned by it and in connection with any other assets acquired by any Service Recipient (collectively, the “Managed Assets”), all in accordance with the Managing Standard; and

WHEREAS, the Manager desires to enforce such rights and powers and perform such obligations and duties, all in accordance with the Managing Standard.

NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. Capitalized terms used herein but not otherwise defined in Appendix A to the Base Indenture shall have the following meanings:

“Agreement”: has the meaning set forth in the preamble.

“Canadian Advertising Fund ~~Accounts~~Account ”: has the meaning set forth in Section 2.2(d).

“Canadian Co-Issuer”: has the meaning set forth in the preamble.

“Canadian Defined Benefit Plan”: means a “registered pension plan”, as that term is defined in subsection 248(1) of the Income Tax Act (Canada), which is or was sponsored, administered or contributed to, or required to be contributed to by, the Manager or any member of a Controlled Group that includes the Manager under which such Manager or member of a Controlled Group that includes the Manager has any actual or potential liability, and which contains a “defined benefit provision”, as defined in subsection 147.1(1) of the Income Tax Act (Canada).

“Canadian Securitization Entities”: has the meaning set forth in the preamble.

“Canadian SPV Franchising Entities”: has the meaning set forth in the preamble.

“Canadian SPV IP License Agreements” means the IP License Agreements with any Canadian SPV Franchising Entity, as licensor.

“CARSTAR Business”: means the operation of automobile painting and body repair businesses in Canada under the CARSTAR Brand.

“CARSTAR Express Facilities”: means the grant of franchises for express vehicle repair centers that offer repair of minor damage to vehicles and associated services which cannot be provided in a cost-efficient manner from a CARSTAR Facility.

“CARSTAR Facilities”: means the grant of franchises for the operation of automobile collision repair businesses which focus on insurance-related collision repair work arising out of relationships it has established with insurance company partners.

“CARSTAR Franchise Agreement”: means the current form of CARSTAR Franchise Agreement.

“CARSTAR Services”: means services provided by the franchisor under each CARSTAR Franchise Agreement with Canadian CARSTAR as franchisor, including: (a) an initial Management Training Program; (b) specification of ongoing training courses; (c) continuing consultation as Canadian CARSTAR deems appropriate or as may be required; (d) a toll-free number for customers; (e) administration of national marketing funds and regional advertising funds for CARSTAR Facilities and CARSTAR Express Facilities; (f) periodic inspection of the CARSTAR Facility; (g) periodic franchisee meetings; (h) review for approval of signage and marketing materials; (i) at the Franchisee’s request, assistance in the development of an annual marketing plan; (j) maintenance of a website; (k) providing access to the CARSTAR Canada manual; and (l) monitoring warranty claims processing under the National Warranty Program.

“CARSTAR System”: means right to use CARSTAR’s systems relating to the establishment and operation of such businesses under the tradename “CARSTAR” and applicable Securitization IP.

“CARSTAR Territory”: means the specific business location and territory granted to a Franchisee in which to operate a CARSTAR Business.

“Change in Management”: will occur if more than 50% of the Leadership Team is terminated and/or resigns within 12 months after the date of the occurrence of a Change of Control; provided, in each case, that termination and/or resignation of any such member of the Leadership Team will not include (i) a change in such member’s status in the ordinary course of succession so long as such member remains affiliated with DBI or its direct or indirect holding companies or subsidiaries as an officer or director, or in a similar capacity, (ii) retirement of any such member, (iii) death or incapacitation of any such member, or (iv) the replacement of any such member of the Leadership Team, with the prior written consent of the Controlling Class Representative.

“Change of Control”: means an event that will occur if as a result of any disposition or other event any combination of Permitted Holders in the aggregate fail to have the power, directly or indirectly, to vote or direct the voting of Equity Interests representing at least a majority of the ordinary voting power for the election of directors of DBI; provided that the occurrence of the foregoing event will not be deemed a Change of Control if, (i) prior to a Qualified IPO, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate a majority of the board of directors of DBI at such time or (B) any combination of Permitted Holders in the aggregate own, directly or indirectly, a majority of the ordinary Voting Equity Interests of DBI at such time, (ii) upon or after a Qualified IPO, (A) no Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the 1934 Act as in effect on the Series 2016-1 Closing Date), other than any combination of the Permitted Holders, will have acquired beneficial ownership of more than the greater of (x) 35% on a fully diluted basis of the Voting Equity Interests of DBI and (y) the percentage owned, directly or indirectly, in the aggregate by the Permitted Holders on a fully diluted basis of the Voting Equity Interests of DBI and (B) during each period of twelve (12) consecutive months thereafter, a majority of the seats (other than vacant seats) on the board of directors of DBI will be occupied by Persons who were either (1) nominated by the board of directors of DBI or a Permitted Holder, (2) appointed by directors so nominated or (3) appointed by a Permitted Holder or (iii) in connection with an equity transfer, merger, consolidation or other combination transaction of DBI or one or more of its direct or indirect holding companies with or by another entity or entities, (A) any combination of Permitted Holders in the aggregate otherwise have the right, directly or indirectly, to designate or elect a percentage of the Board of Directors of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than the Permitted Holders’ ratable interest in DBI immediately before giving effect thereto or (B) any combination of Permitted Holders in the aggregate beneficially own, directly or indirectly, a percentage of the ordinary Voting Equity Interests of DBI (or, if DBI is not a surviving entity as a result of such merger, such surviving entity) after giving effect to such transaction that is not less than all Permitted Holders’ ratable interest in DBI immediately before giving effect thereto.

“Competitive Business”: means any business that, in the good faith determination of the Manager in accordance with the Managing Standard, is intended to compete against any Driven Securitization Brand in Canada, to the extent such Competitive Business is not contributed or expected to be contributed to a Canadian Securitization Entity or Future Securitization Entity substantially contemporaneously with entering into or acquiring such Competitive Business; provided that (a) company-operated locations that are not otherwise required to be contributed to a Securitization Entity pursuant to this Agreement and the Base Indenture, (b) locations that (i) are not Branded Locations and (ii) any business that would not qualify as a Future Brand, in each case, shall be deemed not to be a “Competitive Business”.

“Confidential Information”: means trade secrets and other information (including know how, ideas, techniques, recipes, formulas, customer lists, customer information, financial information, business methods and processes, marketing plans, specifications, and other similar information as well as internal materials prepared by the owner of such information containing or based, in whole or in part, on any such information) that is confidential and proprietary to its owner and that is disclosed by one party to an agreement to another party thereto whether in writing or disclosed orally, and whether or not designated as confidential.

“Current Practice”: means, in respect of any action or inaction, the practices, standards and procedures of the Amalgamated Canadian Non-Securitization Entities and the Canadian Non-Securitization Entities, including the Manager, as performed on or that would have been performed immediately prior to the Series 2020-1 Closing Date.

“DBH”: means Driven Brands Holdings Inc., a Delaware corporation.

“DBI”: means Driven Brands, Inc., a Delaware corporation.

“Defective New Asset”: means any New Asset that does not satisfy the applicable representations and warranties of ~~ARTICLE~~Article V hereof on the New Asset Addition Date for such New Asset.

“Discloser”: has the meaning set forth in Section 7.1.

“Disentanglement”: has the meaning set forth in Section 6.3(a).

“Disentanglement Period”: has the meaning set forth in Section 6.3(c).

“Disentanglement Services”: has the meaning set forth in Section 6.3(a).

“Docteur du Pare-Brise Business”: means the sale, installation and repair of windshield windows and related accessories for motor vehicles in Canada under the Docteur du Pare-Brise Brand.

“Docteur du Pare-Brise Franchise Agreement”: means the current form of Docteur du Pare-Brise Franchise Agreement.

“Docteur du Pare-Brise Services” means services provided by the franchisor under each Docteur du Pare-Brise Franchise Agreement, including: (a) orientation/training programs; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of the Docteur du Pare-Brise facility as the Canadian Co-Issuer (or the Manager) deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as the Canadian Co-Issuer may require; (f) periodic inspections of the Docteur du Pare-Brise facility as the Canadian Co-Issuer (or the Manager) determines appropriate; (g) maintenance of a Docteur du Pare-Brise website; (h) providing access to the Docteur du Pare-Brise Operations manual; and (i) administration of marketing fees and programs.

“Docteur du Pare-Brise System”: means the applicable Securitization IP and centralized billing system.

“Docteur du Pare-Brise Territory”: means the specific business location and territory granted to a Franchisee in which to operate a Docteur du Pare-Brise Business.

“Driven Brands Specified Non-Securitization Debt Cap”: has the meaning set forth in Section 5.4.

“Eligible Assets”: means any asset used or useful to each of the Service Recipients in the operation of the applicable Driven Securitization Brand(s), including, without limitation, (i) capital assets, capital expenditures, renovations and improvements and (ii) assets intended to generate revenue for the applicable Service Recipient.

“Excess Canadian Weekly Management Fee”: means, for each Weekly Allocation Date, an amount equal to the difference between (i) an amount sufficient to reimburse the Manager for costs and expenses incurred by the Manager in performing its duties and functions under this Agreement since the preceding Weekly Allocation Date, as determined by the Manager in accordance with the Managing Standard, minus (ii) the Weekly Management Fee for such Weekly Allocation Date.

“Future Brand”: means any franchise brand that is acquired or developed by DBI or any of its affiliates after the Series 2020-1 Closing Date and contributed to one or more Canadian Securitization Entities in a manner consistent with the terms of the Transaction Documents; provided that “Future Brand” will not include any of the Driven Securitization Brands existing as of the Series 2020-1 Closing Date or any Trademark owned by a Canadian Securitization Entity as of the Series 2020-1 Closing Date.

“Go! Glass & Accessories Stores”: means the operation of automotive repair businesses offering a variety of goods and services, but principally the repair and replacement of auto glass, at authorized locations in Canada under the Go! Glass Brand.

“Go Glass Franchise Agreement”: means the current form of Go! Glass Franchise Agreement.

“Go Glass General Advertising Fund”: means one or more general and/or cooperative advertising funds, including a general advertising fund, maintained and administered by Go Glass Franchisor for such national, provincial, regional, local and other advertising and promotional programs as Go Glass Franchisor may deem necessary or appropriate, and the Franchisee is required to contribute to each fund an amount specified periodically by Go Glass Franchisor on 30 days’ notice.

“Go Glass Services”: means services provided by the franchisor under each Go Glass Franchise Agreement, including: (a) orientation/training programs; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of the Go Glass facility as Go Glass Franchisor (or Go Glass Franchisor GP or the Canadian Manager) deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as Go Glass Franchisor may require; (f) periodic inspections of the Go Glass facility as Go Glass Franchisor (or Go Glass Franchisor GP or the Canadian Manager) determines appropriate; (g) maintenance of a Go Glass website; (h) providing access to the Go Glass operations manual; and (i) administration of marketing fees and programs

“Go Glass System”: means the business methods, merchandising and business techniques, procedures, standards, specifications and proprietary marks for developing and operating Go! Glass & Accessories Stores.

“Go Glass Territory”: means the specific business location and territory granted to a Franchisee in which to operate a Go Glass Business.

“Guarantors”: has the meaning set forth in the preamble.

“Indemnitee”: has the meaning set forth in Section 2.7(a).

“Indenture”: has the meaning set forth in the recitals.

“Independent Auditors”: has the meaning set forth in Section 3.2.

“IP Services”: means performing each Canadian SPV Franchising Entity’s obligations as licensor under the Canadian SPV IP License Agreements; exercising each Canadian SPV Franchising Entity’s rights under the Canadian SPV IP License Agreements (and under any other agreements pursuant to which each Canadian SPV Franchising Entity licenses or is licensed the use of any Securitization IP); and acquiring, developing, managing, maintaining, protecting, enforcing, defending, licensing, sublicensing and undertaking such other duties and services as may be necessary in connection with the Securitization IP, on behalf of each Canadian SPV Franchising Entity, in each case in accordance with and subject to the terms of this Agreement (including, without limitation, the Managing Standard, unless a Canadian SPV Franchising Entity determines, in its sole discretion, that additional action is necessary or desirable in furtherance of the protection of the Securitization IP, in which case the Manager will perform such IP Services and additional related services as are reasonably requested by such Canadian SPV Franchising Entity), the Indenture, the other Transaction Documents and the Managed Documents, as agent for the Canadian SPV Franchising Entities. “IP Services” includes, without limitation, the following activities:

(a) searching, screening and clearing After-Acquired Securitization IP to assess patentability, registrability, and the risk of potential infringement;

(b) filing, prosecuting and maintaining applications and registrations for the Securitization IP in the applicable Canadian SPV Franchising Entity’s name in Canada, including timely filing of evidence of use, applications for renewal and affidavits of use and/or incontestability, timely paying of all registration and maintenance fees, responding to third-party oppositions of applications or challenges to registrations, and responding to any office actions, reexaminations, interferences, inter partes reviews, post grant reviews, or other office or examiner requests, reviews, or requirements;

(c) monitoring third-party use and registration of Securitization IP, as applicable, and taking actions the Manager deems appropriate to oppose or contest the use and any application or registration for Securitization IP, as applicable, that could reasonably be expected to infringe, dilute or otherwise violate the Securitization IP or the applicable Canadian SPV Franchising Entity’s rights therein;

(d) confirming each Canadian SPV Franchising Entity’s legal title in and to any or all of the Securitization IP, including obtaining written assignments of Securitization IP to the applicable Canadian SPV Franchising Entity, and recording transfers of title in the appropriate intellectual property registry in Canada and, in the Manager’s discretion, elsewhere;

(e) with respect to each Canadian SPV Franchising Entity’s rights and obligations under the Canadian SPV IP License Agreements and any Transaction Documents, monitoring the use of each licensed Trademark and the quality of its goods and services offered in connection with such Trademarks, rendering any approvals (or disapprovals) that are required under the applicable license agreement(s), and employing reasonable means to ensure that any use of any such Trademarks by any licensee satisfies the quality control standards and usage provisions of the applicable license agreement;

(f) protecting, policing, and, in the event that the Manager becomes aware of any unlicensed copying, imitation, infringement, dilution, misappropriation, unauthorized use or other violation of the Securitization IP, or any portion thereof, enforcing such Securitization IP, including, (i) preparing and responding to cease-and-desist, demand and notice letters, and requests for a license; and (ii) commencing, prosecuting and/or resolving claims or suits involving imitation, infringement, dilution, misappropriation, the unauthorized use or other violation of the Securitization IP, and seeking monetary and equitable remedies as the Manager deems appropriate in connection therewith; provided that each Canadian SPV Franchising Entity that owns Securitization IP will, and agrees to, join as a party to any such suits to the extent necessary to maintain standing;

(g) performing such functions and duties, and preparing and filing such documents, as are required under the Indenture or any other Transaction Document to be performed, prepared and/or filed by the applicable Canadian SPV Franchising Entity, including (i) executing and recording such financing statements (including financing change statements) or amendments thereof or supplements thereto or such other instruments as the Issuer or the Control Party may, from time to time, reasonably request (consistent with the obligations of the Canadian SPV Franchising Entities to perfect the Trustee’s ~~lien~~Lien only on the Collateral in Canada) in connection with the security interests in the Securitization IP granted by each Canadian SPV Franchising Entity to the Trustee under the Guarantee and Collateral Agreements and (ii) preparing, executing and delivering grants of security interests or any similar instruments as the Issuer or the Control Party may, from time to time, reasonably request (consistent with the obligations of the Canadian SPV Franchising Entities to perfect the Trustee’s ~~lien~~Lien only on the applicable Collateral) that are intended to evidence such security interests in the Securitization IP and recording such grants or other instruments with the relevant Governmental Authority including CIPO and the USPTO and USCO;

(h) taking such actions as any licensee under a Canadian SPV IP License Agreement may request that are required by the terms, provisions and purposes of such IP License Agreement (or by any other agreements pursuant to which the applicable Canadian SPV Franchising Entity licenses the use of any Securitization IP) to be taken by the applicable Canadian SPV Franchising Entity, and preparing (or causing to be prepared) for execution by the applicable Canadian SPV Franchising Entity all documents, certificates and other filings as such Canadian SPV Franchising Entity will be required to prepare and/or file under the terms of such Canadian SPV IP License Agreements (or such other agreements);

(i) establishing a fair market value for the royalties or other payments payable to the applicable Canadian SPV Franchising Entities under any licenses of Securitization IP that are required under the Transaction Documents to include such payments;

(j) paying or causing to be paid or discharged, from funds of each of the Canadian Securitization Entities, any and all taxes (including deducting and remitting any applicable withholding taxes), charges and assessments that may be levied, assessed or imposed upon any of the applicable Securitization IP or contesting the same in good faith;

(k) obtaining licenses of third party Intellectual Property for use and sublicense in connection with the Contributed Franchise Business, any Securitization-Owned Location and the other assets of any of the Canadian Securitization Entities;

(l) sublicensing the Securitization IP to suppliers, manufacturers, advertisers and other service providers in connection with the provision of products and services for the Contributed Franchise Business and any Securitization-Owned Locations;

(m) with respect to Trade Secrets and other confidential information of each Canadian SPV Franchising Entity, taking reasonable measures to maintain confidentiality and to prevent non-confidential disclosures; ~~and~~

(n) maintaining, registering, updating or taking any such actions the applicable Manager deems appropriate to enable the applicable SPV Franchising Entity to use any domain names, including managing and holding such domain names in the name of such Manager in the WhoIS database; and

(o) managing passwords for and access to social media accounts, website hosting accounts, mobile application accounts and other similar online accounts, including managing and holding such passwords and accounts in the name of such Manager.

“Issuer”: has the meaning set forth in the preamble.

“Leadership Team”: means the persons holding (x) the following positions immediately prior to the date of the occurrence of a Change of Control: Chief Executive Officer, Chief Financial Officer, Chief Revenue Officer, Chief Operating Officer, Chief Marketing Officer, Chief Development Officer, Chief Accounting Officer, Chief Information Officer, Chief People Officer, General Counsel, any Group President, any Brand President, any Senior Vice President~~,~~ and any Vice President, or (y) as reasonably determined by the applicable Manager in good faith, any other position (including in combination with other positions or duties) that contains substantially the same responsibilities as any of the positions listed above or reports to the Chief Executive Officer, Chief Financial Officer, Group President, Brand President, or any other position that contains substantially the same responsibilities.

“Maaco Center”: means the operation of motor vehicle painting and body repair business in Canada under the Maaco Brand.

“Maaco Development Agreement”: means the current form of Maaco Development Agreement.

“Maaco Express Store Addendum”: means the franchise arrangements for separate production and retail businesses from which the franchisee offers and sells vehicle painting and body repair services (“Maaco Express Store”) to be performed at the Maaco Center and at the Maaco Express Store.

“Maaco Franchise Agreement”: means the current form of Maaco Franchise Agreement.

“Maaco Satellite Store Addendum”: means the franchise arrangements for non-production retail businesses in connection with the operation by a franchisee of a Maaco Center from which the franchisee offers and sells vehicle painting and body repair services to be performed at the Maaco Center (the “Maaco Satellite Store”).

“Maaco Services”: means services provided by the franchisor under each Maaco Franchise Agreement with Canadian Maaco Franchisor, as franchisor (including the Maaco Satellite Store Addendum and Maaco Express Store Addendum) and Maaco Development Agreement with Canadian Maaco, including: (a) opening promotion and initial advertising of the Maaco Center; (b) initial and continuing advisory assistance in the operation of the Maaco Center, as Canadian Maaco Franchisor deems appropriate; (c) specifications as to types and quantities of inventory, supplies, and equipment and for exterior and interior signage; (d) providing access to the Maaco manual; (e) initial and ongoing training programs as Canadian Maaco Franchisor deems appropriate; (f) inspections of the Maaco Center and evaluations of services rendered at the Maaco Center as Canadian Maaco Franchisor deems advisable; and (g) creation and placement of advertising and administration of advertising and promotional programs and funds.

“Managed Assets”: has the meaning set forth in the recitals.

“Managed Document”: means any contract, agreement, arrangement or undertaking relating to any of the Managed Assets, including, without limitation, the Contribution Agreements, the Franchise Documents and the Canadian SPV IP License Agreements.

“Manager”: means Driven Brands Shared Services, in its capacity as manager hereunder, unless a successor Person shall have become the Manager pursuant to the applicable provisions of the Indenture and this Agreement, and thereafter “Manager” shall mean such successor Person.

“Manager Advance”: means any advance of funds made by the Manager to, or on behalf of, a Canadian Securitization Entity in connection with the operation of the Managed Assets.

“Management Group”: means the group consisting of the directors, officers and other management personnel of DBI and its Subsidiaries, as the case may be, on the Series 2020-1 Closing Date or who became members of the Leadership Team, or officers, directors, management personnel, employees or consultants of DBI and its Subsidiaries following the Series 2020-1 Closing Date (other than in connection with a transaction that would otherwise be a Change of Control if such persons were not included in the definition of “Permitted Holders”).

“Manager Termination Event”: has the meaning set forth in Section 6.1(a).

“Managing Standard”: means in accordance with standards that (a) are consistent with Current Practice or, to the extent of changed circumstances, practices, technologies, strategies or implementation methods, consistent with the standards as the Manager would implement or observe if the Managed Assets were owned by the Manager at such time; (b) will enable the Manager to comply in all material respects with all of the duties and obligations of each Canadian Securitization Entity under the applicable Transaction Documents, New Franchise Agreements, Contributed Franchise Agreements, New Development Agreements ~~and~~, Contributed Development Agreements and the other Managed Assets; (c) are in material compliance with all applicable Requirements of Law; and (d) with respect to the use and maintenance of each Canadian SPV Franchising Entity’s rights in and to the applicable Securitization IP, are consistent with the standards imposed by the applicable Canadian SPV IP License Agreements.

“Meineke Center”: means the operation of automotive maintenance and repair businesses in Canada at Branded Locations under the Meineke Brand.

“Meineke Development Agreement”: means the current form of the Meineke development agreement.

“Meineke Franchise Agreement:” means the current form of the Meineke Franchise Agreement.

“Meineke Operations Manual”: means Meineke’s confidential operations manual(s) (including training manuals), containing mandatory and suggested standards, specifications and operating procedures relating to the development and operation of Meineke Centers and other information relating to obligations under the Meineke Franchise Agreement.

“Meineke Premises”: means the specific approved location granted to a Franchisee in the Meineke Franchise Agreement to operate a Meineke Center.

“Meineke Services”: means services provided by the franchisor under each Meineke Franchise Agreement and Meineke Development Agreement with Canadian Meineke Franchisor, as franchisor, including: (a) guidance relating to the opening of a Meineke Center, including site selection guidelines and requirements, prototype plans for a Meineke Center, approved supplier lists, and the approval of the Meineke Premises, lease, sublease or purchase contract, and any modified plans and specifications for developing the Meineke Center; (b) initial training for the Franchisee or its operating partner; (c) retraining; (d) training on the general aspects of core products and services; (e) special training on various aspects of operating a Meineke Center at the Franchisee’s request, for a training fee or other charge; (f) ongoing guidance and assistance with respect to the Meineke System, through bulletins (such as a periodic newsletter), and other written or electronic communications, consultations by telephone or in person, or other means; (g) inspections to evaluate the Meineke Center’s operations; (h) loaning to the Franchisee one copy of the Meineke Operations Manual; (i) conducting national and local marketing and advertising for Franchisees’ Meineke Centers and (j) approving samples of each Franchisee’s advertising and promotional materials not prepared by Canadian Meineke Franchisor or the Manager.

“Meineke System:” means the business methods, systems, designs and arrangements for developing and operating Meineke Centers.

“New Asset Addition Date”: means, with respect to any New Asset, the earliest of (i) the date on which such New Asset is acquired by the applicable Service Recipient, (ii) the later of (a) the date upon which the closing occurs under the applicable contract giving rise to such New Asset and (b) the date upon which all of the diligence contingencies, if any, in the contract for purchase of the applicable New Asset expire and the Service Recipient acquiring such New Asset no longer has the right to cancel such contract and (iii) if such New Asset is a New Franchise Agreement or a New Development Agreement, the date on which the related Canadian SPV Franchising Entity begins receiving Franchisee Payments from the applicable Franchisee in respect of such New Asset.

“New Assets”: means a New Franchise Agreement, a New Development Agreement, New Securitization-Owned Location Asset or any other Managed Asset contributed to, or otherwise entered into or acquired by, the Canadian Securitization Entities after the Series 2020-1 Closing Date.

“Other Uniban Services”: means services provided by the franchisor under each Franchise Agreement for the Uniban Brands, other than the Docteur du Pare-Brise Brand, the Go Glass Brand, the Star Auto Glass Brand, the Uniglass Brand and the VitroPlus Brand, including: (a) orientation/training programs; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of any related facility as the Canadian Co-Issuer (or the Manager) deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as the Canadian Co-Issuer may require; (f) periodic inspections of any related facility as the Canadian Co-Issuer (or the Manager) determines appropriate; (g) maintenance of a website for such Uniban Brand; (h) providing access to the Operations Manual for such Uniban Brand; and (i) administration of marketing fees and programs.

“Parent”: means Driven Holdings, LLC, a Delaware limited liability company.

“Permitted Holders”: means, at any time, each of (i) (a) the Sponsor and its subsidiaries or other affiliates from time to time, including any funds managed or advised by the Sponsor, and (b) Roark Capital Management, LLC and any funds directly or indirectly managed or advised by Roark Capital Management, LLC, together with their subsidiaries or other affiliates from time to time, (ii) any member of the Management Group, (iii) any Person that has no material assets other than the capital stock of DBI and, directly or indirectly, holds or acquires 100% of the total voting power of the Voting Equity Interests of DBI, and of which no other Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, or any successor provision), other than any of the other Permitted Holders specified in clauses (i) and (ii) above, holds more than 50% of the total voting power of the Voting Equity Interests thereof and (iv) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act, or any successor provision) the members of which include any of the Permitted Holders specified in clauses (i) and (ii) above and that, directly or indirectly, hold or acquire beneficial ownership of the Voting Equity Interests of DBI (a “Permitted Holder Group” ), so long as (1) each member of the Permitted Holder Group has voting rights proportional to the percentage of ownership interests held or acquired by such member and (2) no Person or other “group” (other than Permitted Holders specified in clauses (i) and (ii) above) beneficially owns more than 50% on a fully diluted basis of the Voting Equity Interests held by the Permitted Holder Group.

“Power of Attorney”: means the authority granted by a Canadian Securitization Entity to the Manager pursuant to a Power of Attorney in substantially the form set forth as Exhibit A-1 or Exhibit A-2 hereto.

“PPSA”: means the Personal Property Security Act (Ontario), as in effect in the Province of Ontario, and all regulations thereunder; provided that, in the event that, by reason of mandatory provisions of law, any or all of the validity, attachment, perfection (or opposability), effect of perfection or non-perfection, priority of or remedies with respect to the interests of a secured party, including a transferee of an account or chattel paper, is governed by the personal property security laws or laws relating to movable property of any jurisdiction other than the Province of Ontario, including, the Province of Quebec, the term “PPSA” shall include those personal property security laws or laws relating to movable property in such other jurisdiction solely for purposes of the provisions thereof relating to such validity, attachment, perfection (or opposability), effect of perfection or non-perfection, priority of or remedies and for purposes of definitions relating to such provisions.

“Pre-Closing Date Services”: has the meaning set forth in the recitals.

“Qualified IPO”: means an underwritten public offering of the Equity Interests of DBI or any direct or indirect parent of DBI (other than a Person that comprises a Permitted Holder collectively with the other Persons described in clause (i)(a) or (b) of the definition thereof and would not otherwise constitute a Permitted Holder pursuant to clause (iii) of the definition thereof) which generates gross cash proceeds of at least $50,000,000.

“Recipient”: has the meaning ascribed to such term in Section 7.1.

“Sales Taxes” has the meaning ascribed to such term in Section 2.6.

“Securitization-Owned Location”: means any company-owned location owned by a Canadian Securitization Entity.

“Services”: means the servicing and administration by the Manager of the Managed Assets, in each case in accordance with and subject to the terms of this Agreement (including, for the avoidance of doubt, the Managing Standard), the Indenture, the other Transaction Documents and the Managed Documents, as agent for each applicable Canadian Securitization Entity. “Services” includes, without limitation:

(a) calculating and compiling information required in connection with any report or certificate to be delivered pursuant to the Transaction Documents;

(b) preparing and filing all tax returns and tax notices, reports, elections or other filings required to be prepared by any Service Recipient;

(c) paying or causing to be paid, in each case from Pass-Through Amounts of each Service Recipient, such Pass-Through Amounts payable by such Servicer Recipient to third parties;

(d) without limiting the preceding clause (c), paying or causing to be paid or discharged, in each case from funds of each of the Service Recipients, any and all taxes, charges and assessments attributable to and required to be paid under applicable Requirements of Law by any Service Recipient;

(e) performing the duties and obligations of, and exercising and enforcing the rights of, each of the Service Recipients under the applicable Transaction Documents, including, without limitation, performing the duties and obligations of each applicable Service Recipient under the applicable Canadian SPV IP License Agreements;

(f) taking those actions that are required under the Transaction Documents and Requirements of Law to maintain continuous perfection (where applicable) and priority (subject to Permitted Liens and the exclusions from perfection requirements under the Indenture, the Guarantee and Collateral Agreements and the other Transaction Documents) of any Canadian Securitization Entity’s and the Trustee’s respective interests in the Collateral;

(g) making or causing the collection of amounts owing under the terms and provisions of each Managed Document and the Transaction Documents, including, without limitation, (i) managing ~~(i)~~ the applicable Canadian SPV Franchising Entity’s rights and obligations as franchisor under its Franchise Agreements and Development Agreements (including performing, as applicable, Meineke Services, Maaco Services, CARSTAR Services, Take 5 Services, Go Glass Services, Star Auto Glass Services, the Docteur du Pare-Brise Services, the Uniglass Services, the VitroPlus Services and the Other Uniban Services) and (ii) ~~the right to approve~~approving amendments, waivers, modifications and terminations of (including extensions, modifications, write-downs and write-offs of obligations owing under) Franchise Documents and other Managed Documents and to exercise all rights of the applicable Canadian Securitization Entities under such Franchise Documents and the applicable Service Recipient under the other Managed Documents;

(h) performing due diligence with respect to, selecting and approving new Franchisees and providing personnel to manage the due diligence selection and approval process;

(i) preparing New Franchise Agreements and New Development Agreements, including, among other things, adopting variations to the forms of agreements used in documenting such agreements and preparing and executing documentation of franchise transfers, terminations, renewals, site relocations and ownership changes, in all cases, subject to and in accordance with the terms of the Transaction Documents;

(j) evaluating and approving assignments of Franchise Agreements, Development Agreements, and other Franchise Documents by Franchisees to third-party franchisee candidates or existing Franchisees;

(k) preparing and filing franchise disclosure documents with respect to New Development Agreements and New Franchise Agreements to comply, in all material respects, with applicable Requirements of Law;

(l) complying with franchise industry -specific government regulation and applicable Requirements of Law;

(m) making Manager Advances to the Canadian Securitization Entities in its sole discretion;

(n) administering the Canadian Advertising Fund Accounts and the applicable Management Accounts;

(o) performing the duties and obligations and enforcing the rights of each of Service Recipients under the applicable Managed Documents, including entering into new Managed Documents from time to time;

(p) arranging for legal services with respect to the Managed Assets, including with respect to the enforcement of the applicable Franchise Documents;

(q) arranging for or providing accounting and financial reporting services;

(r) establishing and/or providing quality control services and standards for services, equipment, suppliers and distributors in connection with the Branded Locations and monitoring compliance with such standards;

(s) developing new products and services (or modifying any existing products and services), including in connection with claims management, to be offered in connection with Branded Locations and the other assets of the Canadian Securitization Entities;

(t) establishing and maintaining certain supply and rebate agreements;

(u) establishing and maintaining certain claims management arrangements;

(v) in connection with Branded Locations, developing, modifying, amending and disseminating (i) specifications for facility operations, (ii) operations procedures manuals, and (iii) new service or product offerings;

(w) performing services with respect to the operation of Branded Locations, product sourcing and selling functions and claims management functions;

(x) performing the IP Services;

(y) developing and administering advertising, marketing and promotional programs relating to the Driven Securitization Brands and Branded Locations;

(z) managing product sourcing and supply distribution in connection with Managed Assets and, in particular, the Canadian Product Sourcing Business;

(aa) performing all of the duties and obligations of Driven Canada Product Sourcing in connection with the operation and ownership of the Canadian Product Sourcing Business, including, without limitation, collecting revenues generated by the Canadian Product Sourcing Business, maintaining appropriate levels of property and casualty insurance, and performing any other activities necessary or desirable for the operation of the Canadian Product Sourcing Business, as required under the Transaction Documents;

(bb) managing insurance claims in respect of services performed by Franchisees, locations owned by one or more Non-Securitization Entities, Excluded Locations, Securitization-Owned Locations or third parties in Canada in connection with the Canadian Claims Management Business;

(cc) perform all of the duties and obligations of Driven Canada Claims Management in connection with the operation and ownership of the Canadian Claims Management Business, including, without limitation, making payments and collecting revenues generated by the Canadian Claims Management Business, maintaining appropriate levels of casualty insurance, and performing any other activities necessary or desirable for the operation of the Canadian Claims Management Business as required under the Transaction Documents; and

(dd) performing such other services as may be necessary or appropriate from time to time and consistent with the Managing Standard and the Transaction Documents in connection with the Managed Assets.

“Service Recipient”: has the meaning set forth in the preamble.

“Specified Non-Securitization Debt”: has the meaning set forth in Section 5.5.

“Sponsor”: means Roark Capital Partners III LP.

“Star Auto Glass Development Agreement”: means the current form of Star Auto Glass Development Agreement.

“Star Auto Glass Franchise Agreement”: means the current form of Star Auto Glass Franchise Agreement.

“Star Auto Glass Outlet”: means the operation of automotive repair businesses providing windshield replacement and repair services at authorized locations in Canada under the Star Auto Glass Brand.

“Star Auto Glass Services”: means services provided by the franchisor under each Star Auto Glass Franchise Agreement, including: (a) guidance relating to the opening of the Franchisee’s Star Auto Glass Outlet, including designation of the geographic area which will serve as Franchisee’s Star Auto Glass Territory; (b) site selection assistance, guidelines and specifications for the operation and management of the Star Auto Glass Outlet; (c) at the Franchisee’s option and for an additional fee, subject to the Star Auto Glass Development Agreement, outlet construction management and development services; (d) initial training in the operation of the Star Auto Glass Outlet; (e) general assistance to the Franchisee in arranging for leasing or purchasing of equipment; (f) designation of a standard computerized bookkeeping, reporting and accounting system; (g) furnishing the Franchisee with the design for a sign package; and (h) loaning to the Franchisee a single copy of Star Auto Glass Franchisor’s operations manual containing information, advice, standards, requirements, operating procedures, instructions or policies relating to the operation of a Star Auto Glass Outlet.

“Star Auto Glass System”: means the uniform equipment, systems, methods, procedures and designs, for developing and operating Star Auto Glass Outlets under the applicable Securitization IP.

“Star Auto Glass Territory”: means the specific business location and territory granted to a Franchisee in which to operate a Star Auto Glass Outlet.

“Sub-managing Arrangement”: means an arrangement whereby the Manager engages any other Person (including any Affiliate) to perform certain of its duties under this Agreement excluding the fundamental corporate functions of the Manager; provided that (i) master franchise arrangements with Franchisees and temporary arrangements with Franchisees with respect to the management of one or more Branded Locations immediately following the termination of the former Franchisee thereof, and (ii) any agreement between the Manager and third-party vendors pursuant to which the Manager purchases a specific product or service or outsources routine administrative functions, including any products, services or administrative functions listed on Schedule 2.10 hereto or any other products, services or administrative functions that are substantially similar thereto, shall not constitute a Sub-managing Arrangement.

“Supplemental Management Fee”: means for each Weekly Allocation Date with respect to any Quarterly Fiscal Period, the amount, approved in writing by the Control Party acting at the direction of the Controlling Class Representative, by which, with respect to any Quarterly Fiscal Period, (i) the expenses incurred or other amounts charged by the Manager since the beginning of such Quarterly Fiscal Period in connection with the performance of the Manager’s obligations under ~~the Canadian Management~~this Agreement and the amount of any current or projected Tax Payment Deficiency with respect to the Canadian Securitization Entities, if applicable, exceed (ii) the Weekly Management Fees and Excess Canadian Weekly Management Fees received and to be received by the Manager on such Weekly Allocation Date and each preceding Weekly Allocation Date with respect to such Quarterly Fiscal Period.

“Take 5 Business”: means the operation of automotive service businesses under the Take 5 Brand.

“Take 5 Franchise Agreement”: means the current form of Take 5 Franchise Agreement.

“Take 5 System”: means the Take 5 Business’ system relating to format, style, merchandising, service and product preparation methods and techniques, signs, layout plans, advertising, marketing, inventory, bookkeeping system, staffing and labour scheduling, and schedule of policies and practices for the operation of businesses specializing in oil changes and other vehicle maintenance services.

“Take 5 Services:” means (a) services provided in Canada by the franchisor under each Take 5 Franchise Agreement with Canadian Take 5, including: (i) negotiation and execution of franchise agreements, development agreements, vendor agreements and any applicable intellectual property license agreements, in each case, in accordance with all applicable law; (ii) preparing and filing franchise disclosure documents, and performing due diligence with respect to franchisees; (iii) enforcing and protecting owned and/or licensed intellectual property, including the enforcement of franchise, development and vendor agreements; (iv) account administration and procurement or provision of legal and accounting and financial reporting services; (v) establishing and/or providing quality control services and standards for services, equipment, suppliers and distributors and monitoring compliance with such standards; (vi) developing and administering advertising, marketing and promotional programs; and; (vii) performing such other services as may be necessary or appropriate from time to time and (b) services provided by the Manager for company-owned locations in Canada, including: (i) negotiation and execution of construction development and lease agreements, vendor agreements and any applicable intellectual property license agreements, in each case, in accordance with all applicable law; (ii) enforcing and protecting owned and/or licensed intellectual property, including the enforcement of vendor agreements; (iii) account administration and procurement or provision of legal and accounting and financial reporting services; (iv) general store operations including staffing and scheduling, inventory purchasing, repair, remodeling and maintenance, local advertising and other store-level services; (v) developing and administering advertising, marketing and promotional programs; and; (vi) performing such other services as may be necessary or appropriate from time to time.

“Take 5 Territory”: means the specific business location and territory granted to a Franchisee in which to operate a Take 5 Business.

~~“Tax Payment Deficiency”: means any tax liability of DBI (or, if DBI is not the taxable parent entity of any Canadian Securitization Entity, such other taxable parent entity) (including taxes imposed under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law)) attributable to the operations of each of the Canadian Securitization Entities or their direct or indirect subsidiaries that the Manager determines cannot be satisfied by DBI (or such other taxable parent entity) from its available funds.~~

“Term”: shall have the meaning set forth in Section 8.1.

“Termination Notice”: has the meaning set forth in Section 6.1(a).

“Trustee”: has the meaning set forth in the preamble.

“Uniglass Business”: means the operation of automotive repair businesses offering a variety of goods and services, but principally the repair and replacement of auto glass, at authorized locations in Canada under the Uniglass Brand.

“Uniglass Express Franchise Agreement”: means the current form of Uniglass Express Franchise Agreement.

“Uniglass Franchise Agreement”: means the current form of Uniglass Franchise Agreement.

“Uniglass Services”: means services provided by the franchisor under each Uniglass Franchise Agreement, including: (a) orientation/training programs; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of the Uniglass facility as the Canadian Co-Issuer (or the Manager) deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as the Canadian Co-Issuer may require; (f) periodic inspections of the Uniglass facility as the Canadian Co-Issuer (or the Manager) determines appropriate; (g) maintenance of an Uniglass website; (h) a copy of the Uniglass Operations Manual; and (i) administration of marketing fees and programs.

“Uniglass System”: means the unique methods and procedures, methods of operation, management programs, standards, specifications, trade secrets, know-how and applicable Securitization IP for developing and operating UniglassPlus Stores.

“Uniglass Territory”: means the specific business location and territory granted to a Franchisee in which to operate a Uniglass Business.

“VitroPlus Business”: means the sale, installation and repair of windshield windows and related accessories for motor vehicles under the VitroPlus Brand.

“VitroPlus Express Franchise Agreement”: means the current form of VitroPlus Express Franchise Agreement.

“VitroPlus Franchise Agreement”: means the current form of VitroPlus Franchise Agreement.

“VitroPlus Services”: means services provided by the franchisor under each VitroPlus Franchise Agreement, including: (a) orientation/training programs; (b) onsite visits in connection with completing training; (c) continuing consultation and assistance in the operation of the VitroPlus facility as the Canadian Co-Issuer (or the Manager) deems appropriate; (d) periodic meetings to review operations, procedures, management practices and cost efficiencies; (e) additional training programs as the Canadian Co-Issuer may require; (f) periodic inspections of the VitroPlus facility as the Canadian Co-Issuer (or the Manager) determines appropriate; (g) maintenance of a VitroPlus website; (h) a copy of the VitroPlus Operations Manual; and (i) administration of marketing fees and programs.

“VitroPlus System”: means the applicable Securitization IP and centralized billing system.

“VitroPlus Territory”: means the specific business location and territory granted to a Franchisee in which to operate a VitroPlus Business.

“Weekly Management Fee”: means, with respect to each Weekly Allocation Date, the amount determined by dividing:

(i)

an amount equal to the sum of (A) a base fee of CAN$2,000,000 plus (B) a fee of CAN$19,165 for every CAN$133,000 of aggregate Retained Collections in the form of Canadian Collections over the preceding four (4) most recently ended Quarterly Fiscal Periods; by

(ii)	52 or 53, as applicable.

provided, that ~~each of~~ the ~~amounts~~amount set forth in clause (i)(A) is subject to successive 2% annual increases on the first day of the Quarterly Fiscal Period that commences immediately following each anniversary of the Series 2020-1 Closing Date; provided, further, that the sum of the amounts set forth in clause (i)(A) and (i)(B) (including any such successive annual increases) will not exceed 35% of the aggregate Retained Collections over the preceding four (4) Quarterly Fiscal Periods.

“2021 Springing Amendments Implementation Date” means the earlier of the date upon which (i) all Holders of the Series 2018-1 Notes, Series 2019-1 Notes, Series 2019-2 Notes, Series 2019-3 Notes, Series 2020-1 Notes and Series 2020-2 Notes have been repaid (and the commitments under the Series 2019-3 Notes have been terminated) or (ii) all Holders of the Series 2018-1 Notes, Series 2019-1 Notes, Series 2019-2 Notes, Series 2019-3 Notes, Series 2020-1 Notes and Series 2020-2 Notes, to the extent any such Series is Outstanding at such date, have consented to the applicable amendment.

“2022 Springing Amendments Implementation Date” means the earlier of the date upon which (i) all Holders of the Series 2018-1 Notes, Series 2019-1 Notes, Series 2019-2 Notes, Series 2019-3 Notes, Series 2020-1 Notes, Series 2020-2 Notes and Series 2021-1 Notes have been repaid (and the commitments under the Series 2019-3 Notes have been terminated) or (ii) all Holders of the Series 2018-1 Notes, Series 2019-1 Notes, Series 2019-2 Notes, Series 2019-3 Notes, Series 2020-1 Notes, Series 2020-2 Notes and Series 2021-1 Notes, to the extent any such Series is Outstanding at such date, have consented to the applicable amendment.

Section 1.2 Other Defined Terms.

(a) Each term defined in the singular form in Section 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement and each term defined in the plural form in Section 1.1 or elsewhere in this Agreement shall mean the singular thereof when the singular form of such term is used herein.

(b) The words “hereof”, “herein”, “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

(c) Unless as otherwise provided herein, the word “including” as used herein shall mean “including without limitation.”

(d) All accounting terms not specifically or completely defined in this Agreement shall be construed in conformity with GAAP.

(e) Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder shall be made without duplication.

Section 1.3 Other Terms. All terms used in the PPSA, and not specifically defined herein, are used herein as defined in the PPSA.

Section 1.4 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

Section 1.5 Rule of Construction. For the avoidance of doubt, this Agreement only applies to Managed Assets in Canada and, other than in the case of Section 4.3(b)(iii), Securitization IP in Canada (except Securitization IP in Canada owned by the Issuer or the U.S. Guarantors).

ARTICLE II

ADMINISTRATION AND SERVICING OF MANAGED ASSETS

Section 2.1 Driven Brands Shared Services to act as Manager.

(a) Engagement of the Manager. The Manager is hereby authorized by each Service Recipient, and hereby agrees, to perform the Services (or refrain from the performance of the Services) subject to and in accordance with the Managing Standard and the terms of this Agreement, the other Transaction Documents and the Managed Documents. With respect to the IP Services, the Manager shall perform such IP Services in accordance with the Managing Standard and the Canadian SPV IP License Agreements, unless a Canadian SPV Franchising Entity determines, in its sole discretion, that additional action is necessary or desirable in furtherance of the protection of the Securitization IP, in which case the Manager shall perform such IP Services and additional related services as are reasonably requested by such Canadian SPV Franchising Entity. The Manager, on behalf of each of the Service Recipients, shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement and in accordance with the Managing Standard, the Indenture and the other applicable Transaction Documents, to do and take any and all actions, or to refrain from taking any such actions, and to do any and all things in connection with performing the Services that the Manager determines are necessary or desirable. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, including Section 2.8, the Indenture and the other Transaction Documents, the Manager, in connection with performing the Services, is hereby authorized and empowered to execute and deliver, in the Manager’s own name (in its capacity as agent for the applicable Service Recipient) or in the name of any Service Recipient (pursuant to the applicable Power of Attorney), on behalf of any Service Recipient any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Managed Assets. For the avoidance of doubt, the parties hereto acknowledge and agree that the Manager is providing Services directly to each applicable Service Recipient. Nothing in this Agreement shall preclude any of the Service Recipients from performing the Services or any other act on their own behalf at any time and from time to time.

(b) Actions to Perfect Liens. Subject to the terms of the Indenture, including any applicable Series Supplement, the Manager shall take those actions that are required under the Transaction Documents and Requirements of Law to maintain continuous perfection and priority (subject to Permitted Liens) of the Trustee’s Lien in the Collateral. Without limiting the foregoing, the Manager shall file or cause to be filed with the appropriate government office the PPSA financing statements and financing change statements required pursuant to Section 7.13 of the Base Indenture, and other filings requested by any of the Canadian Securitization Entities, the Back-Up Manager or the Servicer, to be filed in connection with the Contribution Agreements, the Canadian SPV IP License Agreements, the Securitization IP, the Indenture and the other Transaction Documents. Without limiting the foregoing, the Manager shall cause the Hypothec to be properly registered at the Register of Personal and Movable Real Rights in the Province of Quebec.

(c) Ownership of Manager-Developed IP.

(i) The Manager acknowledges and agrees that, subject to and in accordance with the IP License Agreements, all Securitization IP, including any Manager-Developed IP arising during the Term, shall, as between the parties, be owned by and inure exclusively to the applicable SPV Franchising Entity (with Securitization IP relating to the CARSTAR Brand being owned by CARSTAR Franchisor; Securitization IP relating to the Maaco Brand being owned by the Maaco Franchisor; Securitization IP relating to the Meineke Brand being owned by the Meineke Franchisor; Securitization IP relating to the Pro Oil Brand being owned by Canadian Take 5; Securitization IP relating to the Take 5 Brand being owned by Take 5 Franchisor; Securitization IP relating to the Go Glass Brand being owned by Go Glass Franchisor; and Securitization IP relating to the Star Auto Glass Brand being owned by Star Auto Glass Franchisor; in each case as licensed pursuant to the applicable IP License Agreements, including the Canadian IP License Agreements). Any copyrightable material included in such Manager-Developed

IP shall, to the fullest extent allowed by law, be owned by the applicable SPV Franchising Entity. The Manager hereby irrevocably assigns and transfers, without further consideration, all right, title and interest in and to such Manager-Developed IP (and all goodwill connected with the use of and symbolized by Trademarks included therein) to the applicable SPV Franchising Entity. Notwithstanding the foregoing, the Manager-Developed IP to be transferred to the applicable SPV Franchising Entity shall include rights to use third party Intellectual Property only to the extent (but to the fullest extent) that such rights are assignable or sublicensable to the applicable SPV Franchising Entity. All applications to register Manager-Developed IP shall be filed in the name of the applicable SPV Franchising Entity.

(ii) The Manager agrees to cooperate in good faith with each Canadian SPV Franchising Entity for the purpose of securing and preserving the SPV Franchising Entities’ respective rights in and to the applicable Manager-Developed IP, including executing any documents and taking any actions, at the Canadian SPV Franchising Entity’s reasonable request, or as deemed necessary or advisable by the Manager, to confirm, file and record in any appropriate registry the applicable SPV Franchising Entity’s sole legal title in and to such Manager-Developed IP, it being acknowledged and agreed that any expenses in connection therewith shall be paid by the requesting Canadian SPV Franchising Entity. The Manager hereby appoints each Canadian SPV Franchising Entity as its attorney-in-fact authorized to execute such documents in the event that Manager fails to execute the same within twenty (20) days following the Canadian SPV Franchising Entity’s written request to do so (it being understood that such appointment is a power coupled with an interest and therefore irrevocable) with full power of substitution and delegation.

(d) Grant of Power of Attorney. In order to provide the Manager with the authority to perform and execute its duties and obligations as set forth herein, each of the Service Recipients shall execute and deliver on the Closing Date a Power of Attorney in substantially the form set forth as Exhibit A-1 (with respect to the Canadian SPV Franchising Entities) and Exhibit A-2 (with respect to the other Service Recipients) hereto to the Manager, which Powers of Attorney shall terminate in the event that the Manager’s rights under this Agreement are terminated as provided herein.

(e) Franchisee Insurance. The Manager acknowledges that, to the extent that it or any of its Affiliates is named as a “loss payee” or “additional insured” under any insurance policies of any Franchisee, it shall use commercially reasonable efforts to cause it to be so named in its capacity as the Manager on behalf of the applicable Canadian SPV Franchising Entity, and the Manager shall promptly deposit or cause to be deposited to the Insurance Proceeds Account any Franchisee Insurance Proceeds received by it or by any Service Recipient or any other Affiliate under any insurance policies of any Franchisee.

(f) Manager Insurance. The Manager agrees to maintain adequate insurance consistent with the type and amount maintained by the Manager as of the Series 2020-1 Closing Date, subject, in each case, to any adjustments or modifications made in accordance with the Managing Standard. Such insurance shall cover each of the Service Recipients, as an additional insured, to the extent that such Service Recipient has an insurable interest therein. All insurance policies maintained by the Manager on the Series 2020-1 Closing Date are listed on Schedule 2.1(f) hereto.

Section 2.2 Accounts.

(a) Collection of Payments; Remittances; Canadian Collection Account. The Manager shall maintain and manage the applicable Management Accounts (and certain other accounts from time to time) in the name of, and for the benefit of, each of the applicable Canadian Securitization Entities. The Manager shall (on behalf of each of the Service Recipients) (i) cause the collection of Canadian Collections in accordance with the Managing Standard and subject to and in accordance with the Transaction Documents and (ii) make all deposits to and withdrawals from the applicable Management Accounts in accordance with this Agreement (including the Managing Standard), the Indenture and the applicable Managed Documents. The Manager shall (on behalf of each of the Service Recipients) make all deposits to the applicable Canadian Collection Account in accordance with terms of the Indenture.

(b) Deposit of Misdirected Funds; No Commingling; Misdirected Payments. The Manager shall promptly deposit into a Lock-Box Account, a Canadian Concentration Account, a Canadian Collection Account, a Canadian Advertising Fund Account or such other appropriate account within three (3) Business Days immediately following Actual Knowledge of the Manager of the receipt thereof and in the form received with any necessary endorsement or in cash, all payments in respect of the Managed Assets incorrectly deposited into another account. In the event that any funds not constituting Canadian Collections are incorrectly deposited in any Account in Canada, the Manager shall promptly withdraw such amounts after obtaining Actual Knowledge thereof and shall pay such amounts to the Person legally entitled to such funds. Except as otherwise set forth herein or in the Base Indenture, the Manager shall not commingle any monies that relate to Managed Assets with its own assets and shall keep separate, segregated and appropriately marked and identified all Managed Assets and any other property comprising any part of the Collateral, and for such time, if any, as such Managed Assets or such other property are in the possession or control of the Manager to the extent such Managed Assets or such other property is Collateral, the Manager shall hold the same in trust for the benefit of the Trustee and the Secured Parties (or, following termination of the Indenture, the applicable Canadian Securitization Entity). Additionally, the Manager, promptly after obtaining Actual Knowledge thereof, shall notify the Trustee in the Weekly Manager’s Certificate of any amounts incorrectly deposited into any Indenture Trust Account and arrange for the prompt remittance by the Trustee of such funds from the applicable Indenture Trust Account to the Manager. The Trustee shall have no obligation to verify any information provided to it by the Manager in any Weekly Manager’s Certificate and shall remit such funds to the Manager based solely on such Weekly Manager’s Certificate.

(c) Investment of Funds in Management Accounts. The Manager shall have the right to invest and reinvest funds deposited in any Management Account established by any Canadian Securitization Entity or the Manager in Eligible Investments maturing no later than the Business Day preceding each Weekly Allocation Date. All income or other gain from such Eligible Investments will be credited to the related Management Account, and any loss resulting from such investments will be charged to the related Management Account and, in each case, to the applicable Canadian Securitization Entity. The Investment Income (net of losses and expenses) available on deposit in such Management Accounts will be withdrawn on, as applicable, each Currency Conversion Opt-Out Weekly Allocation Date or Weekly Calculation Date immediately preceding a Currency Conversion Weekly Allocation Date, in each case, for deposit to the applicable Canadian Collection Account for application as Canadian Collections on such Weekly Allocation Date.

(d) Advertising Funds. The Manager ~~shall maintain twelve~~maintains seven accounts ~~in the name of the applicable Canadian Securitization Entity~~, each designated as ~~the~~a “Canadian Advertising Fund ~~Accounts~~Account” for advertising payments due to the applicable Service Recipients in respect of the CARSTAR Brand, the Maaco Brand, the Meineke Brand, the Pro Oil Brand, Take 5 Brand, the Go Glass Brand and the Star Auto Glass Brand, each in Canada, and may in the future create new Advertising Fund Accounts from time to time. Advertising Fees in Canada will be paid directly, or transferred by the Manager from the Canadian Concentration Account to the applicable Canadian Advertising Fund Account; provided that Advertising Fees related to national and/or local cooperative advertising funds (the “Advertising Co-op Funds”) administered by an unaffiliated third party designee of DBI (which shall include, without limitation, local advertising cooperatives and cooperatives established by international franchise associations) will be paid directly to the applicable Advertising Co-op Fund and will not be required to be deposited into the applicable Canadian Advertising Fund Accounts. The Manager will not make or permit or cause any other Person to make or permit any borrowings to be made or liens to be levied against the applicable Canadian Advertising Fund Accounts or the funds therein, except in connection with reimbursements for advances made by the Manager to fund deficits therein. The Manager will apply the ~~amount~~amounts on deposit in the applicable Canadian Advertising Fund Accounts, and in respect of the Advertising Co-op Funds shall use commercially reasonable efforts to ensure that the amounts on deposit are applied, solely to cover the costs and expenses (including, in each case, costs and expenses incurred prior to the Series 2020-1 Closing Date) associated with the administration of such account and costs and expenses related to the marketing and advertising programs of the ~~Canadian SPV Franchising Entities~~applicable Driven Securitization Brands in Canada, including reimbursement for advances. The Manager may make advances ~~to the applicable Canadian Securitization Entity~~ to fund deficits in the applicable Canadian Advertising Fund Accounts or the Advertising Co-op Funds from time to time to the extent that it reasonably expects to be reimbursed for such advances from the proceeds of future Advertising Fees, it being agreed that any such advances will not constitute Manager Advances. Such advances may be reimbursed from future Advertising Fees payable by Franchisees or from future deposits in the applicable Canadian Advertising Fund Accounts. The Manager, acting on behalf of each of the Canadian Securitization Entities, may in accordance with the Managing Standard and the terms of the applicable franchise agreement with Franchisees and this Agreement, as applicable, increase or reduce the Advertising Fees required to be paid by the Franchisees pursuant to the terms of the applicable franchise agreements.

(e) Gift Card Sales and Redemptions. The Manager ~~will be~~is responsible for administering each of the Service Recipients’ gift card programs (if any) on behalf of the Service Recipients. Following the redemption of any gift card or portion thereof at any Branded Location in Canada (other than a Securitization-Owned Location), the Manager will remit the corresponding gift card redemption amount to the applicable Franchisee within 14 days of such redemption (or as soon as reasonably practicable thereafter) in accordance with the Manager’s normal practices and the Managing Standard.

Section 2.3 Records.

(a) The Manager shall, in accordance with the Current Practice, retain all material data (including computerized records) relating directly to, or maintained in connection with, the servicing of the Managed Assets at its address indicated in Section 8.5 (or at an off-site storage facility reasonably acceptable to each of the Service Recipients, the Servicer and the Back-Up Manager) or, upon thirty (30) days’ notice to each of the Service Recipients, the Rating Agencies, the Back-Up Manager, the Trustee and the Servicer, at such other place where the servicing office of the Manager is located (provided that the servicing office of the Manager shall at all times be located in Canada), and shall give the Trustee, the Back-Up Manager and the Servicer access to all such data in accordance with the terms and conditions of the Transaction Documents; provided, however, that the Trustee shall not be obligated to verify, recalculate or review any such data. The Manager acknowledges that the applicable Canadian SPV Franchising Entity shall own the Intellectual Property rights in all such data.

(b) If the rights of Driven Brands Shared Services, as the initial Manager, shall have been terminated in accordance with Section 6.1 or if this Agreement shall have been terminated pursuant to Section 8.1, Driven Brands Shared Services, as the initial Manager, shall, upon demand of the Trustee (based upon the written direction of the Control Party), in the case of a termination pursuant to Section 6.1, or upon the demand of the Service Recipients, in the case of a termination pursuant to Section 8.1, deliver to the Successor Manager all data in its possession or under its control (including computerized records) necessary or desirable for the servicing of the Managed Assets.

Section 2.4 Administrative Duties of Manager.

(a) Duties with Respect to the Transaction Documents. The Manager, in accordance with the Managing Standard, shall perform the duties of the applicable Service Recipients under the Transaction Documents except for those duties that are required to be performed by the equity holders, stockholders, directors, or managers of such Service Recipient pursuant to applicable law. In furtherance of the foregoing, the Manager shall consult with the managers or the directors, as the case may be, of each Service Recipient as the Manager deems appropriate regarding the duties of such Service Recipient under the applicable Transaction Documents. The Manager shall monitor the performance of the Service Recipients and, promptly upon obtaining Actual Knowledge thereof, shall advise the applicable Service Recipient when action is necessary to comply with such Canadian Securitization Entity’s duties under the applicable Transaction Documents. The Manager shall prepare for execution by the Service Recipients or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Service Recipients to prepare, file or deliver pursuant to the applicable Transaction Documents.

(b) Duties with Respect to the Service Recipients. In addition to the duties of the Manager set forth in this Agreement or any of the Transaction Documents, the Manager, in accordance with the Managing Standard, shall perform such calculations and shall prepare for execution by each of the Service Recipients or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of each of the Service Recipients to prepare, file or deliver pursuant to applicable law, including, for the avoidance of doubt, securities laws and franchise laws. Pursuant to the directions of each of the Service Recipients and in accordance with the Managing Standard, the Manager shall administer, perform or supervise the performance of such other activities in connection with each of the Service Recipients as are not covered by any of the foregoing provisions and as are expressly requested by any Service Recipient and are reasonably within the capability of the Manager.

(c) Records. The Manager shall maintain appropriate books of account and records relating to the Services performed under this Agreement, which books of account and records shall be accessible for inspection by each of the Service Recipients during normal business hours and upon reasonable notice and by the Trustee, the Back-Up Manager, the Servicer and the Controlling Class Representative in accordance with Section 3.1(d).

(d) Election of Controlling Class Representative. Pursuant to Section 11.1(d) of the Base Indenture, if two CCR Candidates both receive votes from Controlling Class Members owning (or owning any beneficial interest in) exactly 50% of the CCR Voting Amount, the Manager, together with the Canadian Manager, shall select the Controlling Class Representative from among the CCR Candidates with the highest votes, and direct the Trustee to appoint such selected CCR Candidate as the Controlling Class Representative.

Section 2.5 No Offset. The payment obligations of the Manager under this Agreement shall not be subject to, and the Manager hereby waives, in connection with the performance of such obligations, any right of offset that the Manager has or may have against the Trustee, the Servicer or any of the Service Recipients, whether in respect of this Agreement, the other Transaction Documents or any document governing any Managed Asset or otherwise.

Section 2.6 Compensationand Expenses. As compensation for the performance of its obligations under this Agreement (other than in respect of Excluded Locations), the Manager shall be entitled to receive the Weekly Management Fee, the Excess Canadian Weekly Management Fee and the Supplemental Management Fee, if any, on each Weekly Allocation Date out of amounts available therefor under the Indenture on such Weekly Allocation Date in accordance with the Priority of Payments. As compensation for the performance of its obligations under this Agreement in respect of Excluded Locations, the Manager shall be entitled to receive a fee to be determined by the Manager and the applicable Canadian Securitization Entities from time to time in a manner consistent with the Managing Standard. The Manager is required to pay from its own funds all expenses it may incur in performing its obligations hereunder. Manager Advances, if any, will be reimbursed by the Canadian Securitization Entities in accordance with the Priority of Payments and will accrue interest at the Advance Interest Rate. Each Service Recipient shall pay its pro rata share of the Canadian Weekly Management Fee, as determined by the Manager in accordance with the Management Standard. The consideration payable to the Manager hereunder is exclusive of applicable goods and services, harmonized sales, value added, sales, use and other similar taxes (“Sales Taxes”), and any applicable Sales Taxes are payable in addition to the consideration. If applicable, the Manager and each Service Recipient will jointly execute an election under Section 156 of the Excise Tax Act (Canada) and Section 334 of an Act respecting the Quebec sales tax, and the Manager will file such elections as and when required by applicable law, to relieve the payments hereunder from goods and services tax, harmonized sales tax and Quebec sales tax. The Manager will issue invoices to each Service Recipient with which it has not made such election(s), which separately itemize the amounts of applicable Sales Taxes and include all prescribed information required by such Service Recipient to support its claims for input tax credits and refunds.

The Manager is permitted to elect to waive or defer the payment of Weekly Management Fees, Excess Canadian Weekly Management Fees and/or Supplemental Management Fees, if any, for any period in its sole discretion as set forth in the related Weekly Manager’s Certificate, and in the case of any waiver thereof, to agree with the Co-Issuers that any amount so waived may be recouped by the Manager from future available Residual Amounts. Any amount so recouped shall not be considered “Weekly Management Fees”, “Excess Canadian Weekly Management Fees” or “Supplemental Management Fees” for purposes of the calculation of Net Cash Flow.

Section 2.7 Indemnification.

(a) The Manager agrees to indemnify and hold each of the Service Recipients, the Trustee, the Back-Up Manager and the Servicer (both in its capacity as Servicer and as Control Party) and their respective members, officers, directors, managers, employees and agents (each, an “Indemnitee”) harmless against all claims, losses, penalties, fines, forfeitures, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses, including reasonable and documented fees, out-of-pocket charges and disbursements of counsel (other than the allocated costs of in-house counsel), that any of them may incur as a result of (i) the failure of the Manager to perform or observe its obligations under this Agreement or any other Transaction Document to which it is a party in its capacity as Manager, (ii) the breach by the Manager of any representation, warranty or covenant under this Agreement or any other Transaction Document to which it is a party in its capacity as Manager; or (iii) the Manager’s bad faith, gross negligence or willful misconduct in the performance of its duties under this Agreement and the other Transaction Documents; provided, however, that there shall be no indemnification under this Section 2.7(a) in respect of losses on the value of any Collateral or otherwise for a breach of any representation, warranty or covenant relating to any New Asset provided in Article V so long as the Manager has complied with Section 2.7(b) and Section 2.7(c) hereunder; provided, further, that the Manager shall have no obligation of indemnity to an Indemnitee to the extent any such claims, losses, penalties, fines, forfeitures, liabilities, obligations, damages, actions, suits and related costs and judgments and other costs, fees and reasonable expenses are caused by the bad faith, gross negligence, willful misconduct, or breach of this Agreement by such Indemnitee (unless caused by the Manager with respect to a Canadian Securitization Entity). In the event the Manager is required to make an indemnification payment pursuant to this Section 2.7(a) the Manager shall promptly pay such indemnification payment directly to the applicable Indemnitee (or, if due to a Service Recipient, shall deposit such indemnification payment directly to the applicable Canadian Collection Account).

(b) In the event of a breach of any representation, warranty or covenant relating to any New Asset with respect to any Branded Location provided in Article V that is not remedied within thirty (30) days of the Manager having obtained Actual Knowledge of such breach or written notice thereof, the Manager shall promptly notify the Trustee and the Servicer and either accept a reassignment of all of the Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, relating to such Branded Location in exchange for an amount equal to the related Indemnification Amount or to pay the Indemnification Amount to the applicable Service Recipient; provided, that if the applicable breach affects only a portion of the Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, relating to a Branded Location without Material Adverse Effect on the cash flow generated by the unaffected Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, the Manager shall only be required to accept a reassignment of or pay the Indemnification Amount with respect to the affected Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable. Upon confirmation by the Trustee or the Servicer of the payment by the Manager of the Indemnification Amount to the applicable Canadian Collection Account with respect to any Branded Location in accordance with the preceding sentence and all amounts, if any, owing at such time under Section 2.7(c) below, any applicable Service Recipient shall, to the extent permitted by applicable law, assign all related Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, to the Manager and the Manager shall accept assignment of such Securitization Asset or, Contributed Securitization-Owned Location Assets, as applicable, from the relevant Service Recipient. Such Service Recipient shall, in such event, make all assignments of such Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, necessary to effect such assignment. Any such assignment by any Service Recipient shall be without recourse to, or representation or warranty by, such Service Recipient and any such Securitization Assets or Contributed Securitization-Owned Location Assets, as applicable, shall no longer be subject to the Lien of the Indenture.

(c) In addition to the rights provided in Section 2.7(b), the Manager agrees to indemnify and hold each Indemnitee harmless if any action or proceeding (including any governmental investigation and/or the assessment of any fines or similar items) shall be brought or asserted against such Indemnitee in respect of a material breach of any representation, warranty or covenant relating to any New Asset provided in Article V to the extent provided in Section 2.7(a); provided that the Manager shall have no obligation to indemnify to the extent any such claims, losses, penalties, fines, forfeitures, liabilities, obligations, and so forth are caused by the bad faith, gross negligence, willful misconduct or breach of this Agreement to which such Indemnitee is party by such Indemnitee (unless caused by the Manager with respect to such applicable Canadian Securitization Entities).

(d) Any Indemnitee that proposes to assert the right to be indemnified under this Section 2.7 shall promptly, after receipt of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against the Manager, notify the Manager of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In the event that any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Manager of the commencement thereof and the Manager shall be entitled to participate in, and to the extent that it shall wish, to assume the defense thereof, with its counsel reasonably satisfactory to such Indemnitee (which, in the case of a Canadian Securitization Entity, shall be reasonably satisfactory to the Control Party, as well), and after notice from the Manager to such Indemnitee of its election to assume the defense thereof, the Manager shall not be liable to such Indemnitee for any legal expenses subsequently incurred by such Indemnitee in connection with the defense thereof; provided that the Manager shall not enter into any settlement with respect to any claim or proceeding unless such settlement includes a release of such Indemnitee from all liability on claims that are the subject matter of such settlement; and provided, further, that the Indemnitee shall have the right to employ its own counsel in any such action the defense of which is assumed by the Manager in accordance with this Section 2.7(d), but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been specifically authorized by the Manager, (ii) the Manager is advised in writing by counsel to such Indemnitee or the Control Party that joint representation would give rise to a conflict of interest between such Indemnitee’s position and the position of the Manager in respect of the defense of the claim, (iii) the Manager shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnitee in any such action or proceeding or (iv) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnitee and the Manager, and the Indemnitee shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Manager (in which case, the Indemnitee notifies the Manager in writing that it elects to employ separate counsel at the expense of the Manager, the reasonable fees and expenses of such Indemnitee’s counsel shall be borne by the Manager and the Manager shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnitee, it being understood, however, that the Manager shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for such fees and expenses of more than one separate firm of lawyers at any time for the Indemnitee). The provisions of this Section 2.7 shall survive the termination of this Agreement or the earlier resignation or removal of any party hereto; provided, however, that no Successor Manager shall be liable under this Section 2.7 with respect to any Defective New Asset or any other matter occurring prior to its succession hereunder. Notwithstanding anything in this Section 2.7 to the contrary, any delay or failure by an Indemnitee in providing the Manager with notice of any action shall not relieve the Manager of its indemnification obligations except to the extent the Manager is materially prejudiced by such delay or failure of notice.

Section 2.8 Nonpetition Covenant. Until the date that is one year and one day after the date upon which the Canadian Co-Issuer has paid in full all Series of Notes Outstanding (and the Transaction Documents have been terminated), the Manager shall not institute against any Canadian Securitization Entity, or join with any other Person in instituting against any Canadian Securitization Entity, any bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceeding under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or any other federal, state, provincial or territorial bankruptcy, insolvency or similar law, or otherwise take any action to appoint a receiver of any Canadian Securitization Entity or of all or any part of the property of any Canadian Securitization Entity.

Section 2.9 Franchisor Consent. Subject to the Managing Standard and the terms of the Indenture, the Manager shall have the authority, on behalf of the applicable Canadian Securitization Entities, to grant or withhold consents of the “franchisor” required under the Franchise Documents.

Section 2.10 Appointment of Sub-managers. The Manager may enter into Sub-managing Arrangements with third parties (including Affiliates) (each, a “Sub-manager”) to provide the Services hereunder; provided, other than with respect to a Sub-managing Arrangement with an Affiliate of the Manager, that no Sub-managing Arrangement shall be effective unless and until (i) the Manager receives the consent of the Control Party, (ii) such sub-manager executes and delivers an agreement, in form and substance reasonably satisfactory to the Control Party, to perform and observe, or in the case of an assignment, an assumption by such successor entity of the due and punctual performance and observance of, the applicable covenants and conditions to be performed or observed by the Manager under this Agreement; provided that such Sub-managing Arrangement shall be terminable by the Control Party upon a Manager Termination Event and shall contain transitional servicing provisions substantially similar to those provided in Section 6.3 and intellectual property provisions substantially similar to those provided in Section 6.4, (iii) a written notice has been provided to the Trustee, the Back-Up Manager and the Control Party and (iv) such Sub-managing Arrangement, or assignment and assumption by such Sub-manager, satisfies the Rating Agency Condition. The Manager shall not enter into any Sub-managing Arrangement which delegates the performance of any fundamental business operations such as responsibility for the franchise development, operations and marketing strategies for the Driven Securitization Brands and Branded Locations to any Person that is not an Affiliate without receiving the prior written consent of the Control Party. The Manager may delegate to any Sub-manager administration of any Management Account established by any Canadian Securitization Entity or the Manager, provided that prior to accepting instructions from any such Sub-manager regarding any such Managed Account, the Trustee may require that such Sub-manager provide all applicable know-your-customer documentation required by the Trustee. Notwithstanding anything to the contrary herein or in any Sub-managing Arrangement, the Manager shall remain primarily and directly liable for its obligations hereunder and in connection with any Sub-managing Arrangement.

Section 2.11 Insurance/Condemnation Proceeds. Upon receipt of any Insurance/Condemnation Proceeds, the Manager (on behalf of each of the Service Recipients) in accordance with Section 5.10(d) of the Base Indenture, shall promptly deposit or cause the deposit of such Insurance/Condemnation Proceeds to the applicable Insurance Proceeds Account. At the election of the Manager (on behalf of the applicable Canadian Securitization Entity) (as notified by the Manager to the Trustee, the Servicer, and the Back-Up Manager promptly after receipt of the Insurance/Condemnation Proceeds) and so long as no Rapid Amortization Event shall have occurred and be continuing, the Manager (on behalf of each of the applicable Service Recipients) may reinvest such Insurance/Condemnation Proceeds to repair or replace the assets in respect of which such proceeds were received within one (1) calendar year following receipt of such Insurance/Condemnation Proceeds; provided that (i) in the event the Manager on behalf of any Service Recipient has repaired or replaced the assets with respect to which such Insurance/Condemnation Proceeds have been received prior to the receipt of such Insurance/Condemnation Proceeds, such Insurance/Condemnation Proceeds shall be used to reimburse the Manager for its Manager Advance of any expenditures in connection with such repair or replacement and (ii) any Insurance/Condemnation Proceeds received in connection with the exercise of any non-temporary condemnation, eminent domain or similar powers exercised pursuant to Requirements of Law may be reinvested in Eligible Assets.

Section 2.12 Permitted Asset Dispositions. The Manager (acting on behalf of each of the Service Recipients), in accordance with Section 8.16 of the Base Indenture and the Managing Standard, may dispose of property of any of the Service Recipients from time to time pursuant to a Permitted Asset Disposition. Upon receipt of any Asset Disposition Proceeds from any Permitted Asset Disposition, the Manager (on behalf of the applicable Service Recipients), in accordance with Section 5.10(c) of the Base Indenture, shall deposit or cause the deposit of such Asset Disposition Proceeds to the applicable Asset Disposition Proceeds Account. At the election of the Manager (on behalf of the applicable Canadian Securitization Entity) and so long as no Rapid Amortization Event shall have occurred and be continuing, the Manager (on behalf of the Service Recipients) may reinvest such Asset Disposition Proceeds in Eligible Assets within the applicable Asset Disposition Reinvestment Period.

Section 2.13 Letter of Credit Reimbursement Agreement. In the event ~~the~~ DBI has deposited cash collateral as security for its obligations under the applicable Letter of Credit Reimbursement Agreement into a bank account maintained in the name of the Issuer, (i) if ~~the~~ DBI fails to make any payment to the Issuer when due under the applicable Letter of Credit Reimbursement Agreement, the Manager will withdraw the amount of such delinquent payment from such bank account within one Business Day of the due date of such payment under the applicable Letter of Credit Reimbursement Agreement and deposit such amount into the applicable Canadian Collection Account, and (ii) if the amount on deposit in such account exceeds an amount equal to 105% of the sum of (x) the aggregate exposure under all outstanding letters of credit under the applicable Letter of Credit Reimbursement Agreement plus (y) the aggregate amount then due to the Issuer under Section 4 or Section 5 of the applicable Letter of Credit Reimbursement Agreement, the Manager will withdraw the amount of such excess from such account and pay such excess to ~~the~~ DBI.

Section 2.14 Manager Advances. The Manager may, but is not obligated to, make Manager Advances to, or on behalf of, any Service Recipient in connection with the operation of the Managed Assets. Manager Advances will accrue interest at the Advance Interest Rate and shall be reimbursable on each Weekly Allocation Date in accordance with the Priority of Payments.

Section 2.15 Pre-Closing Date Services and Payments to Employees. Effective as of June 29, 2020, the Manager was appointed by the Service Recipients to perform, and did perform, the Pre-Closing Date Services for and on behalf of the Service Recipients. The Manager will pay, remit and report any outstanding wages and associated payroll withholdings or contributions (including in respect of income tax withholdings, Canada Pension Plan contributions, Quebec Pension Plan contributions and employment insurance premiums) for the employees of CARSTAR Canada Partnership, LP or the Canadian Co-Issuer, respectively, for the period up to June 28, 2020 and the Manager acknowledges that it has received amounts from CARSTAR Canada Partnership, LP and Canadian Co-Issuer, respectively, sufficient to satisfy such obligations.

ARTICLE III

STATEMENTS AND REPORTS

Section 3.1 Reporting by the Manager.

(a) Reports Required Pursuant to the Indenture. The Manager, on behalf of each of the Service Recipients, shall furnish, or cause to be furnished, to the Trustee, all reports and notices required to be delivered to the Trustee by any Service Recipient pursuant to the Indenture (including pursuant to Article IV of the Base Indenture) or any other Transaction Document.

(b) Delivery of Financial Statements. The Manager shall provide the financial statements of ~~Parent~~DBI, each of the Service Recipients, and DBH, as required under Section 4.1(g), (h) and (i) of the Base Indenture; provided that to the extent of any material difference in reporting between DBH and Parent, the Manager shall furnish a reconciliation in reporting between DBH and Parent.

(c) Franchisee Termination Notices. The Manager shall send to the Trustee, the Servicer and the Back-Up Manager, as soon as reasonably practicable but in no event later than fifteen (15) Business Days of the receipt thereof, a copy of any notices of termination of one or more Franchise Agreements sent by the Manager on behalf of any Canadian SPV Franchising Entity to any Franchisee unless (i) the related Branded Location(s) generated less than $250,000 in royalties during the immediately preceding fiscal year or (ii) the related Branded Location continues to operate pursuant to an agreement between the related Canadian SPV Franchising Entity or the Manager on its behalf and such Franchisee.

(d) Additional Information; Access to Books and Records. The Manager shall furnish from time to time such additional information regarding the Collateral or compliance with the covenants and other agreements of Driven Brands Shared Services and any Canadian Securitization Entity under the Transaction Documents as the Trustee, the Back-Up Manager or the Servicer may reasonably request, subject at all times to compliance with the Exchange Act, the Securities Act and any other applicable law. The Manager will, and will cause each Service Recipient to, permit, at reasonable times upon reasonable notice, the Servicer, the Controlling Class Representative and the Trustee or any Person appointed by any of them as its agent to visit and inspect any of its properties, examine its books and records and discuss its affairs with its officers, directors, managers, employees and independent certified public accountants, and up to one such visit and inspections by each of the Servicer, the Controlling Class Representative and the Trustee, or any Person appointed by them shall be reimbursable as a Securitization Operating Expense, with any additional visit or inspection by any such Person being at such Person’s sole cost and expense; provided, however that during the continuance of a Warm Back-Up Management Trigger Event, a Rapid Amortization Event, a Default, or an Event of Default, or to the extent expressly required without the instruction of any other party under the terms of any Transaction Documents, any such Person may visit and conduct such activities at any time and all such visits and activities will constitute a Securitization Operating Expense. Notwithstanding the foregoing, the Manager shall not be required to disclose or make available communications protected by the solicitor-client privilege.

(e) Leadership Team Changes. The Manager shall promptly notify the Trustee, the Back-Up Manager and the Servicer of any termination or resignation of any persons included in the Leadership Team that occurs within 12 months following a Change of Control.

Section 3.2 Appointment of Independent Auditor. The Canadian Securitization Entities have appointed and shall maintain the appointment of a firm of independent public accountants of recognized national reputation that is reasonably acceptable to the Control Party to serve as the independent auditors (“Independent Auditors”) for purposes of preparing and delivering the reports required by Section 3.3. It is hereby acknowledged that the accounting ~~firm~~firms of Grant Thornton LLP ~~is~~, PricewaterhouseCoopers LLP, KPMG LLP, Deloitte & Touche LLP and Ernst & Young LLP are acceptable for purposes of serving as Independent Auditors. The Canadian Securitization Entities may not remove the Independent Auditors without first giving thirty (30) days’ prior written notice to the Independent Auditors, with a copy of such notice also given concurrently to the Trustee, the Rating Agencies, the Control Party, the Manager (if applicable) and the Servicer. Upon any resignation by such firm or removal of such firm, the Canadian Securitization Entities shall promptly appoint a successor thereto that shall also be a firm of independent public accountants of recognized national reputation to serve as the Independent Auditors hereunder. If the Canadian Securitization Entities shall fail to appoint a successor firm of Independent Auditors within thirty (30) days after the effective date of any such resignation or removal, the Control Party shall promptly appoint a successor firm of independent public accountants of recognized national reputation that is reasonably satisfactory to the Manager to serve as the Independent Auditors hereunder. The fees of any Independent Auditors shall be payable by the Canadian Securitization Entities.

Section 3.3 Annual Accountants’ Reports. With respect to the Canadian Securitization Entities, the Manager shall furnish, or cause to be furnished to the Trustee, the Servicer and the Rating Agencies, within ~~120~~one hundred fifty (150) days after the end of each fiscal year of the Manager, commencing with the fiscal year ending on or about December 31, 2020, (i) a report of the Independent Auditors (who may also render other services to the Manager) or the Back-Up Manager summarizing the findings of a set of agreed-upon procedures performed by the Independent Auditors or the Back-Up Manager with respect to compliance with the Quarterly Noteholders’ Reports for such fiscal year (or other period) with the standards set forth herein, and (ii) a report of the Independent Auditors or the Back-Up Manager to the effect that such firm has examined the assertion of the Manager’s management as to its compliance with its management requirements for such fiscal year (or other period), and that (x) in the case of the Independent Auditors, such examination was made in accordance with standards established by the American Institute of Certified Public Accountants and (y) except as described in the report, management’s assertion is fairly stated in all material respects. In the case of the Independent Auditors, the report will also indicate that the firm is independent of the Manager within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants (each, an “Annual Accountants’ Report”). In the event such Independent Auditors require the Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 3.3, the Manager shall direct the Trustee in writing to so agree as to the procedures described therein; it being understood and agreed that the Trustee shall deliver such letter of agreement (which shall be in a form satisfactory to the Trustee) in conclusive reliance upon the direction of the Manager, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

Section 3.4 Available Information. The Manager, on behalf of each of the Service Recipients, shall make available the information requested by prospective purchasers necessary to satisfy the requirements of Rule 144A under the Securities Act, as amended, and the Investment Company Act, as amended, and any provincial securities laws that may be applicable. The Manager shall deliver such information, and shall promptly deliver copies of all Quarterly Noteholders’ Reports and Accountants’ Reports, to the Trustee as contemplated by Section 4.1 of the Base Indenture, to enable the Trustee to redeliver such information to purchasers or prospective purchasers of the Notes as contemplated by Section 4.4 of the Base Indenture.

ARTICLE IV

THE MANAGER

Section 4.1 Representations and Warranties Concerning the Manager. The Manager represents and warrants to each Service Recipient, the Trustee and the Servicer, as of the Series 2020-1 Closing Date (except if otherwise expressly noted), as follows:

(a) Organization and Good Standing. The Manager (i) is a corporation, duly formed and organized, validly existing and in good standing under the federal laws of Canada, (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Transaction Documents make such qualification necessary and (iii) has the power and authority (x) to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted and (y) to perform its obligations under this Agreement, except in each case referred to in clause (ii) or (iii) to the extent that a failure to do so would not reasonably be expected to result in a Material Adverse Effect on the Manager.

(b) Power and Authority; No Conflicts. The execution and delivery by the Manager of this Agreement and its performance of, and compliance with, the terms hereof are within the power of the Manager and have been duly authorized by all necessary corporate action on the part of the Manager. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein, nor compliance with the provisions hereof, shall conflict with or result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any order of any Governmental Authority or any of the provisions of any Requirement of Law binding on the Manager or its properties, or the articles or bylaws or other organizational documents of the Manager, or any of the provisions of any material indenture, mortgage, lease, contract or other instrument to which the Manager is a party or by which it or its property is bound or result in the creation or imposition of any Lien upon any of its property pursuant to the terms of any such indenture, mortgage, leases, contract or other instrument, except to the extent such default, creation or imposition would not reasonably be expected to result in a Material Adverse Effect on the Manager, the Collateral, taken as a whole, or any of the Service Recipients.

(c) Residency. The Manager is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

(d) Consents. Except (i) for registrations as a franchise broker or franchise sales agent as may be required under state franchise statutes and regulations, (ii) to the extent that a federal, provincial, territorial or foreign franchise law requires filing and other compliance actions by virtue of considering the Manager as a “subfranchisor”, (iii) for any consents, licenses, approvals, authorizations, registrations, notifications, waivers or declarations that have been obtained or made and are in full force and effect and (iv) to the extent that a failure to do so would not reasonably be expected to result in a Material Adverse Effect on the Manager, the Collateral, taken as a whole, or any of the Service Recipients, the Manager is not required to obtain the consent of any other party or the consent, license, approval or authorization of, or file any registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance by the Manager of this Agreement, or the validity or enforceability of this Agreement against the Manager.

(e) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Manager and constitutes a legal, valid and binding obligation of the Manager enforceable against the Manager in accordance with its terms (subject to applicable insolvency laws and to general principles of equity).

(f) No Litigation. There are no actions, suits, investigations or proceedings pending or, to the Actual Knowledge of the Manager, threatened against or affecting the Manager, before or by any Governmental Authority having jurisdiction over the Manager or any of its properties or with respect to any of the transactions contemplated by this Agreement (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of this Agreement or (ii) which would reasonably be expected to result in a Material Adverse Effect on the Manager, the Collateral, taken as a whole, or any of the Service Recipients.

(g) Compliance with Requirements of Law. The Manager is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect on the Manager, the Collateral, taken as a whole, or any of the Service Recipients.

(h) No Default. The Manager is not in default under any agreement, contract, instrument or indenture to which the Manager is a party or by which it or its properties is or are bound, or with respect to any order of any Governmental Authority, except to the extent such default would not reasonably be expected to result in a Material Adverse Effect on the Manager or the Collateral, taken as a whole; and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any Governmental Authority.

(i) Taxes. The Manager has filed or caused to be filed and shall file or cause to be filed all federal tax returns and all material provincial, territorial and other tax returns that are required to be filed except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. The Manager has paid or caused to be paid, and shall pay or cause to be paid, all taxes owed by the Manager pursuant to said returns or pursuant to any assessments made against it or any of its property (other than any amount of tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Manager).

(j) Accuracy of Information. No written report, financial statements, certificate or other information furnished (other than projections, budgets, other estimates and general market, industry and economic data) to the Servicer by or on behalf of the Manager in connection with the transactions contemplated hereby or pursuant to any provision of this Agreement or any other Transaction Document (when taken together with all other information furnished by or on behalf of the Manager to the Servicer), contains any material misstatement of fact as of the date furnished or omits to state any material fact necessary to make the statements therein not materially misleading in each case when taken as a whole and in the light of the circumstances under which they were made; and with respect to its projected financial information, the Manager represents only that such information was prepared in good faith based on assumptions believed to be reasonable at the time.

(k) Financial Statements. As of the Series 2020-1 Closing Date, the audited consolidated financial statements of ~~the~~ DBI and its Subsidiaries, including the Manager, for the fiscal year ended December 28, 2019 included in the Offering Memorandum, reported on and accompanied by an unqualified report from Independent Auditors, present fairly in all material respects the financial condition of ~~the~~ DBI and its Subsidiaries, as applicable, as of such date, and the results of operations and shareholders’ equity for the respective periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (except as otherwise stated therein) applied consistently through the periods involved.

(l) No Material Adverse Change. Since March 3, 2020, except as otherwise set forth in the Offering Memorandum, there has been no development or event that has had or would reasonably be expected to result in a Material Adverse Effect on the Manager or the Collateral, taken as a whole.

(m) Canadian Defined Benefit Plan. Neither the Manager nor any member of a Controlled Group has sponsored, maintained, contributed to, or otherwise incurred liability under any Canadian Defined Benefit Plan.

(n) No Manager Termination Event. No Manager Termination Event has occurred or is continuing, and, to the Actual Knowledge of the Manager, there is no event which, with notice or lapse of time, or both, would constitute a Manager Termination Event.

(o) Location of Records. The offices at which the Manager keeps its records concerning the Managed Assets are located at the addresses indicated in Section 8.5.

(p) DISCLAIMER. EXCEPT FOR THE MANAGER’S REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN AND IN ANY OTHER TRANSACTION DOCUMENT, THE MANAGER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, WITH RESPECT TO THE SUBJECT MATTER HEREOF TO ANY OTHER PARTY, AND EACH PARTY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Section 4.2 Existence; Status as Manager. The Manager shall (a) keep in full effect its existence under the laws of the jurisdiction of its incorporation, (b) maintain all rights and privileges necessary or desirable in the normal conduct of its business and the performance of its obligations hereunder except to the extent that failure to do so would not reasonably be expected to result in a Material Adverse Effect and (c) obtain and preserve its qualification to do business in each jurisdiction in which the failure to so qualify either individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect.

Section 4.3 Performance of Obligations.

(a) Performance. The Manager shall perform and observe all of its obligations and agreements contained in this Agreement and the other Transaction Documents in accordance with the terms hereof and thereof and in accordance with the Managing Standard.

(b) Special Provisions as to Securitization IP.

(i) The Manager acknowledges and agrees that each Canadian SPV Franchising Entity has the right and duty to control the quality of the goods and services offered under such Canadian SPV Franchising Entity’s Trademarks included in the Securitization IP and the manner in which such Trademarks are used in order to maintain the validity and enforceability of, and its ownership of such Trademarks. The Manager shall not take any action contrary to the express written instruction of the applicable Canadian SPV Franchising Entity with respect to: (A) the promulgation of standards with respect to the operation of Branded Locations, including products and services offered and safety, appearance, cleanliness and standards of service and operation (or the making of material changes to the existing standards), (B) the promulgation of standards with respect to new businesses, products and services which the applicable Canadian SPV Franchising Entity approves for inclusion in any license granted under any Canadian SPV IP License Agreement (or any other license agreement or sublicense agreement for which the Manager is performing IP Services), (C) the nature and implementation of means of monitoring and controlling adherence to the standards, (D) the terms of any Franchise Agreements or other sublicense agreements relating to the quality standards which licensees must follow with respect to businesses, products, and services offered under the Trademarks included in the Securitization IP and the usage of such Trademarks, (E) the commencement and prosecution of enforcement actions with respect to the Trademarks included in the Securitization IP and the terms of any settlements thereof, (F) the adoption of any variations on the Driven Securitization Brands which are not in use on the date hereof, or other new Trademarks to be included in the Securitization IP, (G) the abandonment of any Securitization IP and (H) any uses of the Securitization IP that are not consistent with the Managing Standard. The Canadian SPV Franchising Entities shall have the right to monitor the Manager’s compliance with the foregoing and its performance of the IP Services and, in furtherance thereof, Manager shall provide each Canadian SPV Franchising Entity, at the written request from time to time of such

Canadian SPV Franchising Entity, with copies of Franchise Documents and other sublicenses and samples of products and materials bearing the Trademarks included in the Securitization IP used by Franchisees and other licensees and sublicensees. Nothing in this Agreement shall limit the Canadian SPV Franchising Entities’ rights or the licensees’ obligations under the Canadian SPV IP License Agreements or any other agreement with respect to which the Manager is performing IP Services.

(ii) The Canadian SPV Franchising Entities hereby grant to the Manager a non-exclusive, royalty-free sublicensable license to use the Securitization IP in connection with the performance of the Services under this Agreement. In connection with the Manager’s use of any Trademark included in the Securitization IP pursuant to the foregoing license, the Manager agrees to adhere to the quality control provisions and sublicensing provisions, with respect to sublicenses issued hereunder, which are contained in each Canadian SPV IP License Agreement, as applicable to the product or service to which such Trademark pertains, as if such provisions were incorporated by reference herein.

(iii) The Manager shall cooperate with the U.S. Manager in the performance of the types of services described in the definition of “IP Services” for any Securitization IP owned by a U.S. Securitization Entity and licensed to a Canadian Securitization Entity to facilitate the availment by the Canadian SPV Franchising Entities of their respective rights and benefits and the performance of their respective obligations (including paying or causing to be paid or discharged all royalties and deducting and remitting any applicable withholding taxes) under the Canadian IP License Agreements and in respect of such Securitization IP to the extent necessary or desirable for the operation of their business.

(c) License from Manager to Canadian SPV Franchising Entities. The Manager hereby grants the Canadian SPV Franchising Entities and any Successor Manager a perpetual, non-exclusive, royalty-free, sublicensable, worldwide right and license to use any proprietary software owned by Driven Brands Shared Services for use in connection with operation of the Branded Locations.

(d) Right to Receive Instructions. Without limiting the Manager’s obligations under Section 4.3(b) above, in the event that the Manager is unable to decide between alternative courses of action, or is unsure as to the application of any provision of this Agreement, the other Transaction Documents or any Managed Documents, or any such provision is, in the good faith judgment of the Manager, ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement, any other Transaction Document or any Managed Document permits any determination by the Manager or is silent or is incomplete as to the course of action which the Manager is required to take with respect to a particular set of facts, the Manager may make a Consent Request to the Control Party for written instructions in accordance with the Indenture and the other Transaction Documents and, to the extent that the Manager shall have acted or refrained from acting in good faith in accordance with instructions, if any, received from the Control Party with respect to such Consent Request, the Manager shall not be liable on account of such action or inaction to any Person; provided that the Control Party shall be under no obligation to provide any such instruction if it is unable to decide between alternative courses of action. Subject to the Managing Standard, if the Manager shall not have received appropriate instructions from the Control Party within ten days of such notice (or within such shorter period of time as may be specified in such notice), the Manager may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as the Manager shall deem to be in the best interests of the Noteholders and each of the Service Recipients. The Manager shall have no liability to any Secured Party or the Controlling Class Representative for such action or inaction taken in reliance on the preceding sentence except for the Manager’s own bad faith, negligence or willful misconduct.

(e) Limitation on Manager’s Duties and Responsibilities.

(i) The Manager shall not have any duty or obligation to manage, make any payment in respect of, register, record, sell, reinvest, dispose of, create, perfect or maintain title to, or any security interest in, or otherwise deal with the Collateral, to prepare or file any report or other document or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Manager is a party, except as expressly provided by the terms of this Agreement or the other Transaction Documents and consistent with the Managing Standard, and no implied duties or obligations shall be read into this Agreement against the Manager. The Manager nevertheless agrees that it shall, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens (other than Permitted Liens) on any part of the Managed Assets constituting Collateral which result from valid claims against the Manager personally whether or not related to the ownership or administration of the Managed Assets constituting Collateral or the transactions contemplated by the Transaction Documents.

(ii) Except as otherwise set forth herein and in the other Transaction Documents, the Manager shall have no responsibility under this Agreement other than to render the Services in good faith and consistent with the Managing Standard.

(iii) The Manager shall not manage, control, use, sell, reinvest, dispose of or otherwise deal with any part of the Collateral except in accordance with the powers granted to, and the authority conferred upon, the Manager pursuant to this Agreement or the other Transaction Documents.

(f) Limitations on the Manager’s Liabilities, Duties and Responsibilities. Subject to Section 2.7 and except for any loss, liability, expense, damage, action, suit or injury arising out of, or resulting from, (i) any breach or default by the Manager in the observance or performance of any of its agreements contained in this Agreement or any other Transaction Document to which it is a party in its capacity as Manager, (ii) the breach by the Manager of any representation, warranty or covenant made by it herein or any other Transaction Document to which it is a party in its capacity as Manager or (iii) acts or omissions constituting the Manager’s own bad faith, negligence or willful misconduct, in the performance of its duties hereunder or under the other Transaction Documents to which it is a party in its capacity as Manager, neither the Manager nor any of its Affiliates, managers, officers, members or employees shall be liable to any Service Recipient, the Noteholders or any other Person under any circumstances, including, without limitation:

(1) for any action taken or omitted to be taken by the Manager in good faith in accordance with the instructions of the Trustee or the Control Party;

(2) for any representation, warranty, covenant, agreement or Indebtedness of any Canadian Securitization Entity under the Notes, any other Transaction Documents or the Managed Documents, or for any other liability or obligation of any Service Recipient;

(3) for the validity or sufficiency of this Agreement or the due execution hereof by any party hereto other than the Manager, or the form, character, genuineness, sufficiency, value or validity of any part of the Collateral (including the creditworthiness of any Franchisee, lessee or other obligor thereunder), or for, or in respect of, the validity or sufficiency of the Transaction Documents;

(4) for any action or inaction of the Trustee, the Back-Up Manager or the Servicer or for the performance of, or the supervision of the performance of, any obligation under this Agreement or any other Transaction Document that is required to be performed by the Trustee, the Back-Up Manager or the Servicer; and

(5) for any error of judgment made in good faith that does not violate the Managing Standard.

(g) No Financial Liability. No provision of this Agreement (other than Sections 2.6, 2.7, 4.3(e)(i) and 4.3(f)) shall require the Manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Manager shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not compensated by the payment of the Weekly Management Fees and Excess Canadian Weekly Management Fees and is otherwise not reasonably assured or provided to the Manager. Further, the Manager shall not be obligated to perform any services not enumerated or otherwise contemplated hereunder, unless the Manager determines that it is more likely than not that it shall be reimbursed for all of its expenses incurred in connection with such performance. The Manager shall not be liable under the Notes and shall not be responsible for any amounts required to be paid by the Issuer under or pursuant to the Indenture.

(h) Reliance. The Manager may, reasonably and in good faith, conclusively rely on, and shall be protected in acting or refraining from acting when doing so, in each case in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties other than its Affiliates. The Manager may reasonably accept a certified copy of a resolution of the board of directors or other governing body of any corporate or other entity other than its Affiliates as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner or ascertainment of which is not specifically prescribed herein, the Manager may in good faith for all purposes hereof reasonably rely on a certificate, signed by any Authorized Officer of the relevant party, as to such fact or matter, and such certificate reasonably relied upon in good faith shall constitute full protection to the Manager for any action taken or omitted to be taken by it in good faith in reliance thereon.

(i) Consultations with Third Parties; Advice of Counsel. In the exercise and performance of its duties and obligations hereunder or under any of the Transaction Documents, the Manager (A) may act directly or through agents or counsel pursuant to agreements entered into with any of them; provided that the Manager shall remain primarily liable hereunder for the acts or omissions of such agents or counsel and (B) may, at the expense of the Manager, consult with external counsel or accountants selected and monitored by the Manager in good faith and in the absence of negligence, and the Manager shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such external counsel or accountants with respect to legal or accounting matters.

(j) Independent Contractor. In performing its obligations as manager hereunder the Manager acts solely as an independent contractor of each of the Service Recipients, except to the extent the Manager is deemed to be an agent of any of the Canadian Securitization Entities by virtue of engaging in franchise sales activities, as a broker, or receiving payments on behalf of each of the Service Recipients, as applicable. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership, employment, or any other relationship between any of the Service Recipients and the Manager other than the independent contractor contractual relationship established hereby. Nothing herein shall be deemed to vest in the Manager title to, or ownership or property interest in, any of the Securitization IP. Except as otherwise provided herein or in the other Transaction Documents, the Manager shall not be, nor shall be deemed to be, liable for any acts or obligations of the Service Recipients, the Trustee, the Back-Up Manager or the Servicer.

Section 4.4 Merger and Resignation.

(a) Preservation of Existence. The Manager shall not merge into or amalgamate with any other Person or convey, transfer or lease substantially all of its assets; provided, however, that nothing contained in this Agreement shall be deemed to prevent (i) the merger into the Manager of another Person, (ii) the consolidation of the Manager and another Person, (iii) the merger of the Manager into another Person, (iv) the amalgamation of the Manager with another Person or (v) the sale of substantially all of the property or assets of the Manager to another Person, so long as (A) the surviving Person of the merger, amalgamation or consolidation or the purchaser of the assets of the Manager shall continue to be engaged in the same line of business as the Manager and shall have the capacity to perform its obligations hereunder with at least the same degree of care, skill and diligence as measured by customary practices with which the Manager is required to perform such obligations hereunder, (B) in the case of a merger, amalgamation, consolidation or sale, the surviving Person of the merger, amalgamation or the purchaser of the assets of the Manager shall expressly assume the obligations of the Manager under this Agreement and expressly agree to be bound by all other provisions applicable to the Manager under this Agreement in a supplement to this Agreement in form and substance reasonably satisfactory to the Trustee and the Control Party and (C) with respect to such event, in and of itself, the Rating Agency Condition has been satisfied.

(b) Resignation. The Manager shall not resign from the rights, powers, obligations and duties hereby imposed on it except upon determination that (A) the performance of its duties hereunder is no longer permissible under applicable ~~law~~Requirements of Law and (B) there is no reasonable action that the Manager could take to make the performance of its duties hereunder permissible under applicable ~~law~~Requirements of Law. Any such determination permitting the resignation of the Manager pursuant to clause (A) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Back-Up Manager and the Control Party. No such resignation shall become effective until a Successor Manager shall have been appointed by the Control Party (acting at the direction of the Controlling Class Representative) and shall have assumed the responsibilities and obligations of the Manager in accordance with Section 6.1(a). The Trustee, the Service Recipients, the Back-Up Manager, the Control Party, the Servicer and the Rating Agencies shall be notified of such resignation in writing by the Manager. From and after such effectiveness, the Successor Manager shall be, to the extent of the assignment, the “Manager” hereunder. Except as provided above in this Section 4.4 the Manager may not assign this Agreement or any of its rights, powers, duties or obligations hereunder.

(c) Term of Manager’s Obligations. Except as provided in Section 4.4(a) and Section 4.4(b), the duties and obligations of the Manager under this Agreement shall commence on the date hereof and continue until this Agreement shall have been terminated as provided in Section 6.1 or Section 8.1, and shall survive the exercise by any Service Recipient, the Trustee or the Control Party of any right or remedy under this Agreement (other than the right of termination pursuant to Section 6.1), or the enforcement by any Service Recipient, the Trustee, the Servicer, the Back-Up Manager, the Control Party, the Controlling Class Representative or any Noteholder of any provision of the Indenture, the Notes, this Agreement or the other Transaction Documents.

Section 4.5 Notice of Certain Events. With respect to the Canadian Securitization Entities, the Manager shall give written notice to the Trustee, the Back-Up Manager, the Servicer and the Rating Agencies promptly upon the occurrence of any of the following events (but in any event no later than five (5) Business Days after the Manager has Actual Knowledge of the occurrence of such an event): (a) a Manager Termination Event, an Event of Default, a Hot Back-Up Management Trigger Event, a Warm Back-Up Management Trigger Event or a Rapid Amortization Event or any event which would, with the passage of time or giving of notice or both, become one or more of the same; or (b) any action, suit, investigation or proceeding pending or, to the Actual Knowledge of the Manager, threatened against or affecting the Manager, before or by any court, administrative agency, arbitrator or governmental body having jurisdiction over the Manager or any of its properties either asserting the illegality, invalidity or unenforceability of any of the Transaction Documents, seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability of any of the Transaction Documents or that would reasonably be expected to result in a Material Adverse Effect.

Section 4.6 Capitalization. The Manager shall have sufficient capital to perform all of its obligations under this Agreement at all times from the Series 2020-1 Closing Date and until the Indenture has been terminated in accordance with the terms thereof.

Section 4.7 Maintenance of Separateness. The Manager covenants that:

(a) the books and records of each Service Recipient shall be maintained separately from those of the Manager and each of its Affiliates that is not a Service Recipient;

(b) the Manager shall observe (and shall cause each of its Affiliates that is not a Canadian Securitization Entity to observe) corporate formalities in its dealings with any Canadian Securitization Entity;

(c) all financial statements of the Manager that are consolidated to include any Canadian Securitization Entity and that are distributed to any party shall contain detailed notes clearly stating that (i) all of such Canadian Securitization Entity’s assets are owned by such Canadian Securitization Entity and (ii) such Canadian Securitization Entity is a separate entity and has separate creditors;

(d) except as contemplated under Sections 2.2(d) or 2.2(e) of this Agreement, the Manager shall not (and shall not permit any of its Affiliates that is not a Canadian Securitization Entity pursuant to this Agreement or to the Indenture to) commingle its funds with any funds of any Canadian Securitization Entity; provided that the foregoing shall not prohibit the Manager or any successor to or assignee of the Manager from holding funds of any of the Service Recipients in its capacity as Manager for such entity in a segregated account identified for such purpose;

(e) the Manager shall (and shall cause each of its Affiliates that is not a Canadian Securitization Entity to) maintain arm’s length relationships with each Canadian Securitization Entity, and each of the Manager and each of its Affiliates that is not a Canadian Securitization Entity shall be compensated at market rates for any services it renders or otherwise furnishes to any Canadian Securitization Entity, it being understood that the Weekly Management Fee, the Excess Canadian Weekly Management Fee the Supplemental Management Fee and this Agreement are representative of such arm’s length relationship;

(f) the Manager shall not be, and shall not hold itself out to be, liable for the debts of any Canadian Securitization Entity or the decisions or actions in respect of the daily business and affairs of any of the Service Recipients and the Manager shall not permit any of the Service Recipients to hold the Manager out to be liable for the debts of such Service Recipient or the decisions or actions in respect of the daily business and affairs of such Service Recipient; and

(g) upon an officer or other responsible party of the Manager obtaining Actual Knowledge that any of the foregoing provisions in this Section 4.7 has been breached or violated in any material respect, the Manager shall promptly notify the Trustee, the Back-Up Manager, the Control Party and the Rating Agencies of same and shall take such actions as may be reasonable and appropriate under the circumstances to correct and remedy such breach or violation as soon as reasonably practicable under such circumstances.

Section 4.8 ~~No~~Limitations On Competitive Business. The Manager ~~shall not engage in any Competitive Business~~may create or acquire additional direct and indirect Subsidiaries of the Canadian Co-Issuer that are designated as “Future Securitization Entities” by the Manager in the manner provided for in the Indenture (“Future Securitization Entities”) from time to time following the Series 2022-1 Closing Date (other than to the extent required to do so under the circumstances described in clause (x) of the proviso below) without consent of the Control Party, at the election of the Manager, in respect of (i) Securitization-Owned Locations and (ii) acquisitions of additional franchise brand subsidiaries (which may include international subsidiaries) in connection with Future Brands; provided that (x) the Canadian Co-Issuer will be required to contribute to the applicable Canadian Securitization Entities any future Securitization-Owned Locations (i) located in Canada for the CARSTAR Brand or Take 5 Brand and (y) the Canadian Co-Issuer will be required to contribute to one or more applicable Securitization Entities any Competitive Business. The Manager shall not engage or allow any other Non-Securitization Entity to engage in any Competitive Business, except to the extent that (i) the Manager uses commercially reasonable efforts to contribute or cause any such Competitive Business to be contributed to one or more Canadian Securitization Entities (or Future Securitization Entities) as soon as practicable and, in any event, contributes or causes such Competitive Business to be contributed within one year (or such longer period as agreed by the Control Party) after entering into or acquiring such Competitive Business, and (ii) the Manager continues to perform its obligations hereunder. In addition, the Manager and its Affiliates shall have the option of contributing Company-Owned Locations to the applicable Canadian Securitization Entities and the Manager shall have the option, subject to the Managing Standard, of causing the applicable Canadian Securitization Entities to own and operate Branded Locations. In each case, such Branded Location and contributed Company-Owned Location shall be a “Securitization-Owned Location” as defined in, and for all purposes under, the Base Indenture and the other Transaction Documents.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1 Representations and Warranties Made in Respect of New Franchise Agreements. As of the applicable New Asset Addition Date with respect to a New Franchise Agreement acquired or entered into on such New Asset Addition Date by a Canadian Securitization Entity, the Manager shall represent and warrant to the Canadian Securitization Entities, the Trustee and the Servicer that: (a) such New Franchise Agreement does not contain terms and conditions that are reasonably expected to result in (i) a material decrease in the amount of Canadian Collections ~~or Retained Collections~~constituting Franchisee Payments, taken as a whole, (ii) a material adverse change in the nature, quality or timing of Canadian Collections constituting Franchisee Payments, taken as a whole, or (iii) a material adverse change in the types of underlying assets generating Canadian Collections constituting Franchisee Payments, taken as a whole, in each case when compared to the amount, nature or quality of, or types of assets generating, Canadian Collections that would have been reasonably expected to result had such New Franchise Agreement been entered into in accordance with the then-current Franchise Documents; (b) such New Franchise Agreement is genuine, and is the legal, valid and binding obligation of the parties thereto and is enforceable against the parties thereto in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law); (c) such New Franchise Agreement complies in all material respects with all applicable Requirements of Law; (d) the Franchisee related to such ~~agreement~~New Franchise Agreement is not, to the Actual Knowledge of the Manager, the subject of a bankruptcy proceeding; (e) royalty fees payable pursuant to such New Franchise

Agreement are payable by the related Franchisee at least monthly, subject to the ability to grant incentives and deferrals in accordance with the Managing Standard; (f) except as required by applicable Requirements of Law, such New Franchise Agreement contains no contractual rights of set-off; and (g) except as required by applicable Requirements of Law, such New Franchise Agreement is freely assignable by the applicable Canadian Securitization Entities.

Section 5.2 Assets Acquired After the Series 2020-1 Closing Date.

(a) With respect to each Canadian Securitization Entity, the Manager will, subject to and in accordance with the IP License Agreements, be required to cause the applicable Canadian Securitization Entity to enter into or acquire each of the following, to the extent entered into or acquired after the Series ~~2020~~2022-1 Closing Date: (a) all New Franchise Agreements ~~and~~, New Development Agreements and New Securitization Owned Location Assets in Canada and (b) all Licensee-Developed IP and Manager-Developed IP; provided that, for greater certainty, all Licensee-Developed IP and Manager-Developed IP pertaining to the Maaco Brand, Meineke Brand and Take 5 Brand shall be acquired by the applicable U.S. SPV Franchising Entities in accordance with the Canadian IP Licensing Agreements. The Manager may, but shall not be obligated to, cause any of the applicable Canadian Securitization Entities to enter into, develop or acquire assets other than the foregoing from time to time. Unless otherwise agreed to in writing by the Control Party, the entry into, development or acquisition of assets by any of the Canadian Securitization Entities will be subject to all applicable provisions of the Indenture, this Agreement, the IP License Agreements and the other relevant Transaction Documents.

(b) Unless otherwise agreed to in writing by the Control Party, any contribution to, or development or acquisition by, any Canadian Securitization Entity of assets obtained after the Series 2020-1 Closing Date described in Section 5.2(a) shall be subject to all applicable provisions of the Indenture, this Agreement (including the applicable representations and warranties and covenants in Articles II and V of this Agreement), the IP License Agreements and the other Transaction Documents. Any Franchise Agreement that is obtained after the Series 2020-1 Closing Date as described in Section 5.2(a) shall be deemed to be a New Franchise Agreement for the purposes of this Agreement.

Section 5.3 Securitization IP. All Securitization IP, as applicable, shall be owned solely by the applicable Canadian SPV Franchising Entity, and shall not be assigned, transferred or licensed out by such Canadian SPV Franchising Entity to any other entity other than as permitted or provided under the Transaction Documents.

Section 5.4 Specified Non-Securitization Debt Cap. Following the Series 2021-1 Closing Date, Parent and the Parent Consolidated Subsidiaries (other than the Securitization Entities or any other securitization entity or similar entity under any Parent Permitted Securitization Financing) shall not incur any additional Indebtedness for borrowed money (“Specified Non-Securitization Debt”) if, after giving effect to such incurrence (and any repayment of Specified Non-Securitization Debt on such date), such incurrence would cause the aggregate Outstanding Principal Amount of the Specified Non-Securitization Debt of the Non-Securitization Entities as of such date to exceed ~~$50,000,000~~(x) prior to the 2022 Springing Amendments Implementation Date, $50,000,000 and (y) on or after the 2022 Springing

Amendments Implementation Date, $75,000,000 (the “Driven Brands Specified Non-Securitization Debt Cap”); provided that the Driven Brands Specified Non-Securitization Debt Cap shall not be applicable to Specified Non-Securitization Debt (i) issued or incurred to refinance the Notes in whole, (ii) in excess of the Driven Brands Specified Non-Securitization Debt Cap if (a) the creditors (other than any creditor with respect to an aggregate amount of outstanding Indebtedness less than $~~50,000~~500,000 ) under and with respect to such Indebtedness execute a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Servicer and the Trustee, that acknowledges the terms of the Securitization Transaction including the bankruptcy remote status of the Canadian Securitization Entities and their assets (provided that, for purposes of this clause (a), such non-disturbance agreement will only be required only with respect to any Indebtedness that causes the Driven Brands Leverage Ratio to exceed 6.50x) and (b) after giving pro forma effect to the incurrence of such Indebtedness (and any repayment of existing Indebtedness), the Driven Brands Leverage Ratio (as calculated without regard to any Indebtedness that is subject to the Driven Brands Specified Non-Securitization Debt Cap) is less than or equal to ~~7.00~~(x) prior to the 2022 Springing Amendments Implementation Date, 7.00x and (y) on and after the 2022 Springing Amendments Implementation Date, 7.50x, (iii) that is considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Series 2015-1 Closing Date but that was not considered Indebtedness prior to such date, (iv) in respect of any obligation of any Non-Securitization Entity to reimburse any Co-Issuer for any draws under any one or more Letters of Credit, (v) in respect of intercompany notes among Non-Securitization Entities or (vi) with respect to any Letter of Credit that is 100% cash collateralized. ~~A violation of the foregoing covenant will result in a Manager Termination Event and therefore a Rapid Amortization Event.~~

Section 5.5 Future Brands. The Manager may cause the Canadian Co-Issuer or Canadian Funding Holdco to create or acquire additional subsidiaries (“Future Securitization Entities”) after the Series 2020-1 Closing Date, at the election of the Manager, in respect of (i) Securitization-Owned Locations (if any) and (ii) acquisitions of additional franchise brand subsidiaries (which may include international subsidiaries) in connection with Future Brands; provided that the Manager (will be required to cause the Canadian Co-Issuer or Canadian Funding Holdco, as applicable) to contribute to one or more Canadian Securitization Entities any franchise brand, in each case, that, in the good faith determination of the Manager in accordance with the Managing Standard, is intended to compete against any Driven Securitization Brand in Canada.

Section 5.6 Restrictions on Liens. The Manager shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, permit or suffer to exist any Lien (other than Liens in favour of the Trustee for the benefit of the Secured Parties and any Permitted Lien set forth in clauses (a), (g) or (i) of the definition thereof) upon the Equity Interests of any Canadian Securitization Entity.

Section 5.7 Canadian Defined Benefit Plans. Neither the Manager nor any member of a Controlled Group has sponsored, maintained, contributed to, or otherwise incurred liability under any Canadian Defined Benefit Plan.

ARTICLE VI

MANAGER TERMINATION EVENTS

Section 6.1 Manager Termination Events.

(a) Manager Termination Events. Any of the following acts or occurrences shall constitute a “Manager Termination Event” under this Agreement, the assertion as to the occurrence of which may be made, and notice of which may be given, by either a Canadian Securitization Entity, the Back-Up Manager, the Servicer or the Trustee (acting at the direction of the Control Party):

(i) the Interest-Only DSCR as calculated as of any Quarterly Calculation Date is less than 1.20x; provided that, on and after the 2022-1 Springing Amendments Implementation Date, such threshold may be increased at the request of the Manager, subject to approval by the Control Party (such approval not to be unreasonably delayed, conditioned or withheld);

(ii) any failure by the Manager to remit a payment required to be deposited from a Concentration Account to the applicable Canadian Collection Account or any other applicable Indenture Trust Account, within three (3) Business Days of the later of (a) its Actual Knowledge of its receipt thereof and (b) the date such deposit is required to be made pursuant to the Transaction Documents; provided that any inadvertent failure to remit such a payment shall not be a breach of this clause (i) if in an amount less than CAN$1,354,300 and corrected within three (3) Business Days after the Manager obtains Actual Knowledge thereof (it being understood that the Manager will not be responsible for the failure of the Trustee to remit funds that were received by the Trustee from or on behalf of the Manager in accordance with the applicable Transaction Documents);

(iii) any failure by the Manager to provide any required certificate or report set forth in any required certificate or report set forth in Sections 4.1(a) through (g) of the Base Indenture within three (3) Business Days of its due date;

(iv) a material default by the Manager in the due performance and observance of any provision of this Agreement or any other Transaction Document (other than as described above) to which it is party and the continuation of such default for a period of 30 days after the Manager has been notified thereof in writing by any Service Recipient or the Control Party; provided, however, that as long as the Manager is diligently attempting to cure such default (so long as such default is capable of being cured), such cure period shall be extended by an additional period as may be required to cure such default, but in no event by more than an additional 30 days; and provided, further, that any default related to transfer of a Defective New Asset pursuant to the terms of this Agreement shall be deemed cured for purposes hereof upon payment in full by the Manager of liquidated damages in an amount equal to the Indemnification Amount to the applicable Canadian Collection Account;

(v) any representation, warranty or statement of the Manager made in this Agreement or any other Transaction Document or in any certificate, report or other writing delivered pursuant thereto that is not qualified by materiality or the definition of “Material Adverse Effect” proves to be incorrect in any material respect, or any such representation, warranty or statement of the Manager that is qualified by materiality or the definition of “Material Adverse Effect” proves to be incorrect, in each case as of the time when the same was made or deemed to have been made or as of any other date specified in such document or agreement; provided that if any such breach is capable of being remedied within 30 days after the Manager has obtained Actual Knowledge of such breach or the Manager’s receipt of written notice thereof, then a Manager Termination Event shall only occur under this clause (v) as a result of such breach if it is not cured in all material respects by the end of such 30-day period;

(vi) an Event of Bankruptcy with respect to the Manager;

(vii) any final, non-appealable order, judgment or decree is entered in any proceedings against the Manager by a court of competent jurisdiction decreeing the dissolution of the Manager and such order, judgment or decree remains unstayed and in effect for more than ten (10) days;

(viii) a final, non-appealable judgment for an amount in excess of CAN$6,771,500 (exclusive of any portion thereof which is insured) is rendered against the Manager and is not discharged or stayed within 30 days of the date when due;

(ix) an acceleration of more than CAN$13,543,000 of the Indebtedness of the Manager, which Indebtedness has not been discharged or which acceleration has not been rescinded and annulled;

(x) this Agreement or a material portion thereof ceases to be in full force and effect or enforceable in accordance with its terms (other than in accordance with the express termination provisions hereof) or the Manager asserts as much in writing;

(xi) a failure by the Manager, the initial Manager or any direct or indirect subsidiary of an initial Manager (other than the Securitization Entities) to comply with the Driven Brands Specified Non-Securitization Debt Cap, and such failure has continued for a period of forty-five (45) days after the Manager has been notified in writing by any Canadian Securitization Entity, the Control Party, the Back-Up Manager or the Trustee, or otherwise has obtained Actual Knowledge of such non-compliance; or

(xii) the occurrence of a Change in Management following the occurrence of a Change of Control.

If a Manager Termination Event has occurred and is continuing, the Control Party (acting at the direction of the Controlling Class Representative) may (i) waive such Manager Termination Event (except for a Manager Termination Event described in clauses (vi) or (vii) above) or (ii) direct the Trustee to terminate the Manager in its capacity as such by the delivery of a termination notice (a “Termination Notice”) to the Manager (with a copy to each of the Service Recipients, the Back-Up Manager and the Rating Agencies); provided, that the delivery of a Termination Notice will not be required in respect of any Manager Termination Event relating to the Manager Termination Events described in clauses (vi) or (vii) above. If the Trustee, acting at the direction of the Control Party (acting at the direction of the Controlling Class Representative), delivers a Termination Notice to the Manager pursuant to ~~the Canadian Management~~this Agreement (or automatically upon the occurrence of any Manager Termination Event relating to the Manager Termination Events described in clauses (vi) or (vii) above), all rights, powers, duties, obligations and responsibilities of the Manager under ~~the Canadian Management~~this Agreement and the other Transaction Documents (other than with respect to the payment of Indemnification Amounts or its obligations with respect to Disentanglement or, on and after the 2021 Springing Amendments Implementation Date, Continuity of Services), including with respect to the Accounts or otherwise, will vest in and be assumed by the Successor Manager appointed by the Control Party (acting at the direction of the Controlling Class Representative). If no Successor Manager has been appointed by the Control Party (acting at the direction of the Controlling Class Representative), the Back-Up Manager will serve as the Interim Successor Manager and will work with the Servicer to implement the Transition Plan until a Successor Manager (other than the Back-Up Manager) has been appointed by the Control Party (acting at the direction of the Controlling Class Representative).

(b) From and during the continuation of a Manager Termination Event, each Service Recipient and the Trustee (acting at the direction of the Control Party) are hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Manager, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Franchisees deemed necessary or advisable by the applicable Service Recipient or the Control Party), and to do or accomplish all other acts or take other measures necessary or appropriate, to effect such vesting and assumption.

Section 6.2 Manager Termination Event Remedies. If the Trustee, acting at the written direction of the Control Party (acting at the direction of the Controlling Class Representative), delivers a Termination Notice to the Manager pursuant to Section 6.1(a) (or automatically upon the occurrence of any Manager Termination Event described in clauses (vi) or (vii) of Section 6.1(a)), all rights, powers, duties, obligations and responsibilities of the Manager under this Agreement (other than with respect to the obligation to pay any Indemnification Amounts) and the other Transaction Documents, including with respect to the Managed Assets, the applicable Indenture Trust Accounts, the applicable Management Accounts, the applicable Canadian Advertising Fund Accounts or otherwise shall vest in and be assumed by the Successor Manager without incurring any additional cost.

Section 6.3 Manager’s Transitional Role.

(a) Disentanglement. Following the delivery of a Termination Notice to the Manager pursuant to Section 6.1(a) or Section 6.2 above or notice of resignation of the Manager pursuant to Section 4.4(b), the Manager shall cooperate with the Back-Up Manager and the Control Party in connection with the implementation of the Transition Plan (as defined in the Back-Up Management Agreement) and the complete transition to a Successor Manager, without interruption or adverse impact on the provision of Services (the “Disentanglement”). The

Manager shall cooperate fully with the Successor Manager or Interim Successor Manager, as the case may be, and otherwise promptly take all actions required to assist in effecting a complete Disentanglement and shall follow any directions that may be provided by the Back-Up Manager and the Control Party. On and after the 2021 Springing Amendments Implementation Date, the Manager will use its commercially reasonable efforts to not materially reduce the existing staff and resources of the Manager devoted to or shared with the provision of the Services prior to the date of such Termination Notice and allow reasonable access to the Manager’s premises, systems and offices during the Disentanglement Period (such activities being referred to as “Continuity of Services”). The Manager shall provide all information and assistance regarding the terminated Services required for Disentanglement and, on and after the 2021 Springing Amendments Implementation Date, Continuity of Services, including data conversion and migration, interface specifications, and related professional services. All services relating to Disentanglement (“Disentanglement Services”), including all reasonable training for personnel of the Back-Up Manager, the Successor Manager or the Successor Manager’s designated alternate service provider in the performance of the Services, will be deemed a part of the Services to be performed by the Manager. So long as the Manager continues to provide the Services (whether or not the Manager has been terminated as the Manager) during the Disentanglement Period, the Manager will continue to be paid the Weekly Management Fee and the Excess Canadian Weekly Management Fee.

(b) Fees and Charges for the Disentanglement Services. Upon the Successor Manager’s assumption of the obligation to perform all Services hereunder, the Manager shall be entitled to reimbursement of its actual costs for the provision of any Disentanglement Services, other than, on and after the 2021 Springing Amendments Implementation Date, those related to Continuity of Services, which will remain separate obligations of the Manager.

(c) Duration of Obligations. The Manager’s obligation to provide Disentanglement Services will continue during the period commencing on (a) the delivery of a Termination Notice to the Manager (or upon automatic termination of the Manager following the occurrence of any Manager Termination Event described in clauses (vi) or (vii) in the definition thereof) or (b) the delivery of a resignation notice by ~~either or both Managers~~the Manager and ending on the date on which the Successor Manager or the re-engaged Manager assumes all of the obligations of the Manager hereunder (the “Disentanglement Period”).

(d) Sub-managing Arrangements; Authorizations.

(i) With respect to each Sub-managing Arrangement and unless the Control Party elects to terminate such Sub-managing Arrangement in accordance with Section 2.10, the Manager shall:

(x) assign to the Successor Manager (or such Successor Manager’s designated alternate service provider) all of the Manager’s rights under such Sub-managing Arrangement to which it is party used by the Manager in performance of the transitioned Services; and

(y) procure any third party authorizations necessary to grant the Successor Manager (or such Successor Manager’s designated alternate service provider) the use and benefit of such Sub-managing Arrangement to which it is party (used by the Manager in performing the transitioned Services), pending their assignment to the Successor Manager under this Agreement.

(ii) If the Control Party elects to terminate such Sub-managing Arrangement in accordance with Section 2.10, the Manager shall take all reasonable actions necessary or reasonably requested by the Control Party to accomplish a complete transition of the Services performed by such Sub-manager to the Successor Manager, or to any alternate service provider designated by the Control Party, without interruption or adverse impact on the provision of Services.

Section 6.4 Intellectual Property. Within thirty (30) days of termination of this Agreement for any reason, the Manager shall deliver and surrender up to the Canadian SPV Franchising Entities (with a copy to the Successor Manager and the Servicer) any and all products, materials, or other physical objects containing the Trademarks included in the applicable Securitization IP or Confidential Information of the Canadian SPV Franchising Entities and any copies of copyrighted works included in the applicable Securitization IP in the Manager’s possession or control, and shall terminate all use of all Securitization IP, including Trade Secrets; provided that (for the avoidance of doubt) any rights granted to the Non-Securitization Entities as licensees pursuant to the Canadian SPV IP License Agreements shall continue pursuant to the terms thereof notwithstanding the termination of this Agreement and/or Driven Brands Shared Services’ role as Manager.

Section 6.5 Third Party Intellectual Property. The Manager shall assist and fully cooperate with the Successor Manager or its designated alternate service provider in obtaining any necessary licenses or consents to use any third party Intellectual Property then being used by the Manager or any Sub-manager. The Manager shall assign, and shall cause each Sub-manager to assign, any such license or sublicense directly to the Successor Manager or its designated alternate service provider to the extent the Manager, or each Sub-manager as applicable, has the rights to assign such agreements to the Successor Manager without incurring any additional cost.

Section 6.6 No Effect on Other Parties. Upon any termination of the rights and powers of the Manager from time to time pursuant to Section 6.1 or upon any appointment of a Successor Manager, all the rights, powers, duties, obligations, and responsibilities of each of the Service Recipients or the Trustee under this Agreement, the Indenture and the other Transaction Documents shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

Section 6.7 Rights Cumulative. All rights and remedies from time to time conferred upon or reserved to any of the Service Recipients, the Trustee, the Servicer, the Control Party, the Back-Up Manager and the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another or any other right or remedy which they may have at law or in equity. Except as otherwise expressly provided herein, no delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every such right and remedy may be exercised from time to time and as often as deemed expedient.

ARTICLE VII

CONFIDENTIALITY

Section 7.1 Confidentiality.

(a) Each of the parties hereto acknowledges that during the Term of this Agreement such party (the “Recipient”) may receive Confidential Information from another party hereto (the “Discloser”). Each such party (except for the Trustee, whose confidentiality obligations shall be governed in accordance with the Indenture) agrees to maintain the Confidential Information of the other party in the strictest of confidence and shall not, except as otherwise contemplated herein, at any time, use, disseminate or disclose any Confidential Information to any Person other than (i) its officers, directors, managers, employees, agents, advisors or representatives (including legal counsel and accountants) who have a “need to know” and who have been apprised of this restriction or (ii) in the case of the Manager, the Service Recipients, Franchisees and prospective Franchisees, suppliers or other service providers under written confidentiality agreements that contain provisions at least as protective as those set forth in this Agreement. The Recipient shall be liable for any breach of this Section 7.1 by any of its officers, directors, managers, employees, agents, advisors, representatives, Franchisees and prospective Franchisees, suppliers or other services providers and shall immediately notify Discloser in the event of any loss or disclosure of any Confidential Information of the Discloser. Upon termination of this Agreement, Recipient shall return to the Discloser, or at Discloser’s request, destroy, all documents and records in its possession containing the Confidential Information of the Discloser. Confidential Information shall not include information that: (A) is already known to Recipient without restriction on use or disclosure prior to receipt of such information from the Discloser; (B) is or becomes part of the public domain other than by breach of this Agreement by, or other wrongful act of, the Recipient; (C) is developed by the Recipient independently of and without reference to any Confidential Information of the Discloser; (D) is received by the Recipient from a third party who is not under any obligation to the Discloser to maintain the confidentiality of such information; or (E) is required to be disclosed by applicable law, statute, rule, regulation, subpoena, court order or legal process; provided that the Recipient shall promptly inform the Discloser of any such requirement and cooperate with any attempt by the Discloser to obtain a protective order or other similar treatment. It shall be the obligation of Recipient to prove that such an exception to the definition of Confidential Information exists.

(b) Notwithstanding anything to the contrary contained in Section 7.1(a), the parties hereto may use, disseminate or disclose Confidential Information (other than Trade Secrets) to any Person in connection with the enforcement of rights of the Trustee or the Noteholders under the Indenture or the Transaction Documents; provided, however, that prior to disclosing any such Confidential Information:

(i) to any such Person other than in connection with any judicial or regulatory proceeding, such Person shall agree in writing to maintain such Confidential Information in a manner at least as protective of the Confidential Information as the terms of Section 7.1(a) and Recipient shall provide Discloser with the written opinion of counsel that such disclosure contains Confidential Information only to the extent necessary to facilitate the enforcement of such rights of the Trustee or the Noteholders; or

(ii) to any such Person or entity in connection with any judicial or regulatory proceeding, Recipient will (x) promptly notify Discloser of each such requirement and identify the documents so required thereby so that Discloser may seek an appropriate protective order or similar treatment and/or waive compliance with the provisions of this Agreement; (y) use reasonable efforts to assist Discloser in obtaining such protective order or other similar treatment protecting such Confidential Information prior to any such disclosure; and (z) consult with Discloser on the advisability of taking legally available steps to resist or narrow the scope of such requirement. If, in the absence of such a protective order or similar treatment, the Recipient is nonetheless required by law to disclose any part of Discloser’s Confidential Information, then the Recipient may disclose such Confidential Information without liability under this Agreement, except that the Recipient will furnish only that portion of the Confidential Information which is legally required.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Termination of Agreement. The respective duties and obligations of the Manager and each of the Service Recipients created by this Agreement shall commence on the date hereof and shall, unless earlier terminated pursuant to Section 6.1(a), terminate upon the earlier to occur of (x) the final payment or other liquidation of the last Managed Asset included in the Collateral or (y) satisfaction and discharge of the Indenture pursuant to Section 12.1 of the Base Indenture (the “Term”). Upon termination of this Agreement pursuant to this Section 8.1, the Manager shall pay over to the applicable Service Recipient or any other Person entitled thereto all proceeds of the Managed Assets held by the Manager.

Section 8.2 Survival. The provisions of Section 2.1(c), Section 2.7, Section 2.8, Section 5.1, Article VI or Article VII and this Section 8.2, Section 8.4, Section 8.5 and Section 8.9 shall survive termination of this Agreement.

Section 8.3 Amendment. (a) This Agreement may only be amended, waived, or otherwise modified from time to time in writing, upon the written consent of the Trustee (acting at the direction of the Control Party), the Service Recipients and the Manager; provided that any amendment that would materially adversely affect the interests of the Noteholders shall require the consent of the Control Party, which consent shall not be unreasonably withheld or delayed; provided, further that no consent of the Trustee or the Control Party shall be required in connection with any amendment to accomplish any of the following:

(i) to correct or amplify the description of the Managed Assets or any required activities of the Manager;

(ii) to add to the duties or covenants of the Manager for the benefit of any Noteholders or any other Secured Parties, or to add provisions to this Agreement so long as such action does not modify the Managing Standard, materially adversely affect the enforceability of the Securitization IP (taken as a whole), or materially adversely affect the interests of the Noteholders;

(iii) to correct any manifest error or to cure any ambiguity, defect or provision that may be inconsistent with the terms of the Base Indenture or any other Transaction Document, or to correct or supplement any provision herein that may be inconsistent with the terms of the Base Indenture or any offering memorandum for any Series of Notes;

(iv) to allow the contribution of assets, including any Future Brand or Company-Owned Location to be contributed to, or acquired by, the Canadian Securitization Entities in a manner that does not violate the Managing Standard and to provide for any applicable provisions with respect thereto, including the provision of additional Services relating thereto;

(v) ~~(iv)~~ to evidence the succession of another Person to any party to this Agreement;

(vi) in connection with a Series Refinancing Event;

(vii) ~~(v)~~ to comply with Requirements of Law; or

(viii) ~~(vi)~~ to take any action necessary and appropriate to facilitate the origination of New Franchise Agreements or the management and preservation of the Franchise Documents, in each case, in accordance with the Managing Standard.

(b) Promptly after the execution of any such amendment, the Manager shall send to the Trustee, the Servicer, the Back-Up Manager and each Rating Agency a conformed copy of such amendment, but the failure to do so shall not impair or affect its validity.

(c) The Weekly Management Fee may be amended upon written notification by the Co-Issuers (or the Manager or U.S. Manager, as applicable, acting on their behalf) to the Trustee and the Control Party without satisfaction of the other conditions to an amendment set forth in either Management Agreement or the Indenture; provided that (i) the Co-Issuers (or the Manager or U.S. Manager, as applicable, acting on their behalf) certify to the Trustee and the Control Party that such amendment was determined in consultation with the Back-Up Manager, (ii) after delivering such written notification, the Co-Issuers (or the Manager or U.S. Manager, as applicable, acting on their behalf) will disclose the then-applicable formula in subsequent Quarterly Noteholders’ Reports and (iii) the Co-Issuers (or the Manager or U.S. Manager, as applicable, acting on their behalf) deliver written confirmation to the Trustee and the Control Party that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula.

(d) ~~(c)~~ Any such amendment or modification effected contrary to the provisions of this Section 8.3 shall be null and void.

Section 8.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Section 8.5 Notices. All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, to the address set forth in Section 14.1 of the Base Indenture. If the Indenture or this Agreement permits reports to be posted to a password-protected website, such reports shall be deemed delivered when posted on such website. Any party hereto may change its address for notices hereunder by giving notice of such change to the other parties hereto, with a copy to the Control Party. Any change of address of a Noteholder shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands to any Person hereunder shall be deemed to have been given either at the time of the delivery thereof at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

Section 8.6 Acknowledgement. Without limiting the foregoing, the Manager hereby acknowledges that, on the date hereof, each of the Canadian Securitization Entities will pledge to the Trustee under the Indenture and the Guarantee and Collateral Agreements, as applicable, all of such Canadian Securitization Entity’s right and title to, and interest in, this Agreement and the Collateral, and such pledge includes all of such Canadian Securitization Entity’s rights, remedies, powers and privileges, and all claims of such Canadian Securitization Entity against the Manager, under or with respect to this Agreement (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the rights of such Canadian Securitization Entity and the obligations of the Manager hereunder and (ii) the right, at any time, to give or withhold consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Manager hereunder to the same extent as such Canadian Securitization Entity may do. The Manager hereby consents to such pledges described above, acknowledges and agrees that (x) the Control Party shall be third-party beneficiaries of the rights of such Canadian Securitization Entity arising hereunder and (y) the Trustee and the Control Party may, to the extent provided in the Indenture and the Guarantee and Collateral Agreements, enforce the provisions of this Agreement, exercise the rights of such Canadian Securitization Entity and enforce the obligations of the Manager hereunder without the consent of such Canadian Securitization Entity.

Section 8.7 Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

Section 8.8 Delivery Dates. If the due date of any notice, certificate or report required to be delivered by the Manager hereunder falls on a day that is not a Business Day, the due date for such notice, certificate or report shall be automatically extended to the next succeeding day that is a Business Day.

Section 8.9 Limited Recourse. The obligations of each of the Service Recipients under this Agreement are solely the obligations of such Service Recipient. The Manager agrees that each of the Service Recipients shall be liable for any claims that it may have against such Service Recipient only to the extent that funds or assets are available to pay such claims pursuant to the Indenture and that, to the extent that any such claims remain unpaid after the application of such funds and assets in accordance with the Indenture, such claims shall be extinguished.

Section 8.10 Binding Effect; Assignment; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Any assignment of this Agreement without the written consent of the Control Party shall be null and void. Each of the Back-Up Manager and the Servicer (in its capacities as Control Party and Servicer) is an intended third party beneficiary of this Agreement and may enforce the Agreement as though a party hereto.

Section 8.11 Article and Section Headings. The Article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 8.12 Concerning the Trustee. In acting under this Agreement, the Trustee shall be afforded the rights, privileges, protections, immunities and indemnities set forth in the Indenture as if fully set forth herein.

Section 8.13 Counterparts. This Agreement may be executed by the parties hereto in several counterparts (including by facsimile, e-signature or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Section 8.14 Entire Agreement. This Agreement, together with the Indenture and the other Transaction Documents and the Managed Documents constitute the entire agreement and understanding among the parties with respect to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the Indenture, the other Transaction Documents and the Managed Documents.

Section 8.15 Waiver of Jury Trial; Jurisdiction; Consent to Service of Process.

(a) The parties hereto each hereby waives any right to have a jury participate in resolving any dispute, whether in contract, tort or otherwise, arising out of, connected with, relating to or incidental to the transactions contemplated by this Agreement.

(b) The parties hereto each hereby irrevocably submits (to the fullest extent permitted by applicable law) to the non-exclusive jurisdiction of any court of the Province of Ontario, over any action or proceeding arising out of or relating to this Agreement or any Transaction Documents, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such Ontario court. The parties hereto each hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection each may now or hereafter have, to remove any such action or proceeding, once commenced, to another court on the grounds of forum non conveniens or otherwise.

Section 8.16 Joinder of Future Service Recipients. In the event the Canadian Co-Issuer shall form a Future Service Recipient pursuant to Section 8.30 of the Base Indenture, such Future Securitization Entity shall execute and deliver to the Manager and the Trustee (i) a Joinder Agreement substantially in the form of Exhibit B and (ii) Power of Attorney(s) in the form of Exhibit A-1 (in the case of any Future Service Recipient that holds any Securitization IP) and Exhibit A-2 (in the case of any Future Service Recipient that is a Canadian SPV Franchising Entity), and such New Service Recipient shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Service Recipient party hereto on the Series 2020-1 Closing Date.

Section 8.17 Securitization-Owned Locations. In the future, DBI or its affiliates may, in their reasonable discretion, contribute one or more other Securitization-Owned Locations to the Canadian Securitization Entities or the Canadian Securitization Entities may acquire one or more Securitization-Owned Locations. The Manager will perform all of the duties and obligations of the Canadian Securitization Entities in connection with the operation and ownership of such Securitization-Owned Locations, including, without limitation, collecting revenues generated by such Securitization-Owned Locations, maintaining appropriate levels of property and casualty insurance, and performing any other activities necessary or desirable for the operation of such Securitization-Owned Locations, as required under the Transaction Documents. In the event a Canadian Securitization Entity acquires a Securitization-Owned Location, the Manager will provide written notice thereof to the Trustee.

Section 8.18 Electronic Signatures and Transmission. For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Manager

By:
Name:
Title:

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Service Recipient

By:
Name:
Title:

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

Signature Page to Canadian Management Agreement

MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV LP by its general partner MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

Signature Page to Canadian Management Agreement

TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

Signature Page to Canadian Management Agreement

DRIVEN CANADA PRODUCT SOURCING LP by its general partner DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA CLAIMS MANAGEMENT LP by its general partner DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:
Name:
Title:

Signature Page to Canadian Management Agreement

CARSTAR CANADA PARTNERSHIP, LP by its general partner CARSTAR CANADA GP CORPORATION, solely for purposes of Section 2.15

By:
Name:
Title:

CITIBANK, N.A., not in its individual capacity, but solely as Trustee

By:
Name:
Title:

Signature Page to Canadian Management Agreement

EXHIBIT A-1

POWER OF ATTORNEY OF CANADIAN SPV FRANCHISING ENTITIES

KNOW ALL PERSONS BY THESE PRESENTS, that in connection with the Canadian Management Agreement dated as of the Series 2020-1 Closing Date (the “Canadian Management Agreement”), among DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer”); CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian CARSTAR GP”), CARSTAR CANADA SPV LP, an Ontario limited partnership (“Canadian CARSTAR”), MAACO CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Maaco Franchisor GP”), MAACO CANADA SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”), MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Meineke Franchisor GP”), MEINEKE CANADA SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”), TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Take 5 GP”), TAKE 5 CANADA SPV LP, an Ontario limited partnership (“Canadian Take 5”), GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Go Glass Franchisor GP”), GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Go Glass Franchisor”), STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Star Auto Glass Franchisor GP”), STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor” and, together with Canadian CARSTAR GP, Canadian CARSTAR, Canadian Maaco Franchisor GP, Canadian Maaco Franchisor, Canadian Meineke Franchisor GP, Canadian Meineke Franchisor, Canadian Take 5 GP, Canadian Take 5, Go Glass Franchisor GP, Go Glass Franchisor and Star Auto Glass Franchisor GP, the “Canadian SPV Franchising Entities”), DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation (“Canadian Funding Holdco”); DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation (“Driven Canada Product Sourcing GP”), DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership (“Driven Canada Product Sourcing”), DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation (“Driven Canada Claims Management GP”) and DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership (“Driven Canada Claims Management” and, together with Canadian Funding Holdco, Driven Canada Product Sourcing GP, Driven Canada Product Sourcing, Driven Canada Claims Management GP, Driven Canada Claims Management and the Canadian SPV Franchising Entities, the “Guarantors” and together with the Canadian Co-Issuer and each future Subsidiary of the Canadian Co-Issuer ~~or Canadian Franchisor Holdco~~ that becomes a party hereto, the “Canadian Securitization Entities” or the “Service Recipients”); Driven Brands Canada Shared Services Inc., as manager (together with its successors and assigns, “Driven Brand Shared Services” or the “Manager”); Citibank, N.A., not in its individual capacity but solely as the indenture trustee (together with its successor and assigns, the “Trustee”); and solely for the purpose of Section 2.15 of the Canadian Management Agreement, CARSTAR CANADA PARTNERSHIP, LP, an Ontario limited partnership, the Canadian SPV Franchising Entities hereby appoint Driven Brands Shared Services and any and all officers thereof as its true and lawful attorney in fact,

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with full power of substitution, in connection with the IP Services described below being performed with respect to the Securitization IP, with full irrevocable power and authority in the place of the applicable Canadian SPV Franchising Entity that is the owner thereof and in the name of the applicable Canadian SPV Franchising Entity or in its own name as agent of such Canadian SPV Franchising Entity, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the foregoing, subject to the Canadian Management Agreement, including, without limitation, the full power to perform:

(a) searching, screening and clearing After-Acquired Securitization IP to assess patentability, registrability, and the risk of potential infringement;

(b) filing, prosecuting and maintaining applications and registrations for the Securitization IP in the applicable Canadian SPV Franchising Entity’s name in the United States and Canada, including timely filing of evidence of use, applications for renewal and affidavits of use and/or incontestability, timely paying of all registration and maintenance fees, responding to third-party oppositions of applications or challenges to registrations, and responding to any office actions, reexaminations, interferences, inter partes reviews, post grant reviews or other office or examiner requests, reviews or requirements;

(c) monitoring third-party use and registration of Securitization IP, as applicable, and taking actions the Manager deems appropriate to oppose or contest the use and any application or registration for Securitization IP, as applicable, that could reasonably be expected to infringe, dilute or otherwise violate the Securitization IP or the applicable Canadian SPV Franchising Entity’s rights therein;

(d) confirming each Canadian SPV Franchising Entity’s legal title in and to any or all of the Securitization IP, including obtaining written assignments of Securitization IP to the applicable Canadian SPV Franchising Entity and recording transfers of title in the appropriate intellectual property registry in Canada and, in the Manager’s discretion, elsewhere;

(e) with respect to each Canadian SPV Franchising Entity’s rights and obligations under the Canadian SPV IP License Agreements and any Transaction Documents, monitoring the use of each licensed Trademark and the quality of its goods and services offered in connection with such Trademarks, rendering any approvals (or disapprovals) that are required under the applicable license agreement(s), and employing reasonable means to ensure that any use of any such Trademarks by any licensee satisfies the quality control standards and usage provisions of the applicable license agreement;

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(f) protecting, policing, and, in the event that the Manager becomes aware of any unlicensed copying, imitation, infringement, dilution, misappropriation, unauthorized use or other violation of the Securitization IP, or any portion thereof, enforcing such Securitization IP, including, (i) preparing and responding to cease-and-desist, demand and notice letters, and requests for a license; and (ii) commencing, prosecuting and/or resolving claims or suits involving imitation, infringement, dilution, misappropriation, the unauthorized use or other violation of the Securitization IP, and seeking monetary and equitable remedies as the Manager deems appropriate in connection therewith; provided that each Canadian SPV Franchising Entity the owns Securitization IP will, and agrees to, join as a party to any such suits to the extent necessary to maintain standing;

(g) performing such functions and duties, and preparing and filing such documents, as are required under the Indenture or any other Transaction Document to be performed, prepared and/or filed by the applicable Canadian SPV Franchising Entity, including (i) executing and recording such financing statements (including continuation statements) or amendments thereof or supplements thereto or such other instruments as the Issuer or the Control Party may, from time to time, reasonably request (consistent with the obligations of the SPV Franchising Entities to perfect the Trustee’s Lien only on the Collateral in Canada) in connection with the security interests in the Securitization IP granted by each Canadian SPV Franchising Entity to the Trustee under the Guarantee and Collateral Agreements and (ii) preparing, executing and delivering grants of security interests or any similar instruments as the Issuer or the Control Party may, from time to time, reasonably request (consistent with the obligations of the SPV Franchising Entities to perfect the Trustee’s Lien only on the Collateral in Canada) that are intended to evidence such security interests in the Securitization IP and recording such grants or other instruments with the relevant Governmental Authority including CIPO;

(h) taking such actions as any licensee under a Canadian SPV IP License Agreement may request that are required by the terms, provisions and purposes of such IP License Agreement (or by any other agreements pursuant to which the applicable Canadian SPV Franchising Entity licenses the use of any Securitization IP) to be taken by the applicable Canadian SPV Franchising Entity and preparing (or causing to be prepared) for execution by the applicable Canadian SPV Franchising Entity all documents, certificates and other filings as such Canadian SPV Franchising Entity will be required to prepare and/or file under the terms of such Canadian SPV IP License Agreements (or such other agreements);

(i) establishing a fair market value for the royalties or other payments payable to the applicable Canadian SPV Franchising Entities under the Canadian SPV IP License Agreements;

(j) paying or causing to be paid or discharged, from funds of each of the Canadian SPV Securitization Entities, any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the Securitization IP or contesting the same in good faith;

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(k) obtaining licenses of third-party Intellectual Property for use and sublicense in connection with the Contributed Franchise Business, any Securitization-Owned Location and the other assets of the applicable Securitization Entities;

(l) sublicensing the Securitization IP to suppliers, manufacturers, advertisers and other service providers in connection with the provision of products and services for the Contributed Franchise Business and any Securitization-Owned Locations; and

(m) with respect to Trade Secrets and other confidential information of each Canadian SPV Franchising Entity, taking reasonable measures to maintain confidentiality and to prevent non-confidential disclosures.

THIS POWER OF ATTORNEY IS GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Dated: [            ], 2020

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Canadian Co-Issuer

By:
Name:
Title:

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV LP by its general partner MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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EXHIBIT A-2

POWER OF ATTORNEY OF THE SERVICE RECIPIENTS

KNOW ALL PERSONS BY THESE PRESENTS, that in connection with the Canadian Management Agreement dated as of the Series 2020-1 Closing Date (the “Canadian Management Agreement”), among DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer”); CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian CARSTAR GP”), CARSTAR CANADA SPV LP, an Ontario limited partnership (“Canadian CARSTAR”), MAACO CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Maaco Franchisor GP”), MAACO CANADA SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”), MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Meineke Franchisor GP”), MEINEKE CANADA SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”), TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Take 5 GP”), TAKE 5 CANADA SPV LP, an Ontario limited partnership (“Canadian Take 5”), GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Go Glass Franchisor GP”), GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Go Glass Franchisor”), STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Star Auto Glass Franchisor GP”), STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor” and, together with Canadian CARSTAR GP, Canadian CARSTAR, Canadian Maaco Franchisor GP, Canadian Maaco Franchisor, Canadian Meineke Franchisor GP, Canadian Meineke Franchisor, Canadian Take 5 GP, Canadian Take 5, Go Glass Franchisor GP, Go Glass Franchisor and Star Auto Glass Franchisor GP, the “Canadian SPV Franchising Entities”), DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation (“Canadian Funding Holdco”); DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation (“Driven Canada Product Sourcing GP”), DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership (“Driven Canada Product Sourcing”), DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation (“Driven Canada Claims Management GP”) and DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership (“Driven Canada Claims Management” and, together with Canadian Funding Holdco, Driven Canada Product Sourcing GP, Driven Canada Product Sourcing, Driven Canada Claims Management GP, Driven Canada Claims Management and the Canadian SPV Franchising Entities, the “Guarantors” and together with the Canadian Co-Issuer and each future Subsidiary of the Canadian Co-Issuer ~~or Canadian Franchisor Holdco~~ that becomes a party hereto, the “Canadian Securitization Entities” or the “Service Recipients”); DRIVEN BRANDS CANADA SHARED SERVICES INC., as Manager (together with its successors and assigns, “Driven Brands Shared Services” or the “Manager”); Citibank, N.A., not in its individual capacity but solely as the indenture trustee (together with its successor and assigns, the “Trustee”); and solely for the purpose of Section 2.15 of the Canadian Management Agreement, CARSTAR CANADA PARTNERSHIP, LP, an Ontario limited partnership, each of the Service Recipients hereby appoints Driven Brands Shared Services and any and all officers thereof as its true and lawful

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attorney in fact, with full power of substitution, in connection with the Services (as defined in the Canadian Management Agreement) being performed with respect to the Managed Assets, with full irrevocable power and authority in the place of each Service Recipient and in the name of each Service Recipient or in its own name as agent of each Service Recipient, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the foregoing, subject to the Canadian Management Agreement, including, without limitation, the full power to:

(a) perform such functions and duties, and prepare and file such documents, as are required under the Indenture and the other Transaction Documents to be performed, prepared and/or filed by any of the Service Recipients, including: (i) recording such financing statements, financing change statements or other instruments (if any) as the Trustee and any of the Service Recipients may from time to time reasonably request in order to perfect and maintain the Lien in the Collateral granted by any of Securitization Entities to the Trustee under the Transaction Documents in accordance with the PPSA; and (ii) executing grants of security interests or any similar instruments required under the Transaction Documents to evidence such Lien in the Collateral;

(b) take such actions on behalf of each Service Recipient as such Service Recipient or Manager may reasonably request that are expressly required by the terms, provisions and purposes of the Canadian Management Agreement; or cause the preparation by other appropriate Persons, of all documents, certificates and other filings as each Service Recipient shall be required to prepare and/or file under the terms of the Transaction Documents; and

(c) act as a franchisor, on behalf of the applicable Canadian SPV Franchising Entity, in any jurisdiction outside Canada which does not allow newly-formed entities to act as licensed franchisors, until such time as such Canadian SPV Franchising Entity is registered as a licensed franchisor with the applicable regulatory authorities in such jurisdictions.

This power of attorney is coupled with an interest. Capitalized terms used herein, and not defined herein shall have the meanings applicable to such terms in the Canadian Management Agreement.

THIS POWER OF ATTORNEY IS GOVERNED BY THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

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Dated: [            ], 2020

DRIVEN BRANDS CANADA FUNDING CORPORATION, as Canadian Co-Issuer

By:
Name:
Title:

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV LP by its general partner MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:
Name:
Title:

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DRIVEN CANADA PRODUCT SOURCING LP by its general partner DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA CLAIMS MANAGEMENT LP by its general partner DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:
Name:
Title:

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:
Name:
Title:

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EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of                     , 20         (this “Joinder Agreement”), made by                          a                          (the “Future Service Recipient”), in favour of DRIVEN BRANDS CANADA SHARED SERVICES INC., a Canadian corporation, as manager (the “Manager”), and CITIBANK, N.A., as trustee under the Indenture (as defined below) (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Driven Brands Funding, LLC, a Delaware limited liability company (the “US Co-Issuer”), Driven Brands Canada Funding Corporation, a Canadian corporation (the “Canadian Co-Issuer”), the Trustee and Citibank, N.A., as securities intermediary, have entered into an Amended and Restated Base Indenture dated as of April 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, exclusive of any Series Supplements, the “Base Indenture” and, together with all Series Supplements, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder; and

WHEREAS, in connection with the Indenture, the Canadian Co-Issuer, the other Service Recipients party thereto from time to time, the Manager and the Trustee have entered into the Canadian Management Agreement, dated as of July 6, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Management Agreement”); and

WHEREAS, the Future Service Recipient has agreed to execute and deliver this Joinder Agreement in order to become a party to the Management Agreement;

NOW, THEREFORE, IT IS AGREED:

Management Agreement. By executing and delivering this Joinder Agreement, the Future Service Recipient, as provided in Section 8.16 of the Management Agreement, hereby becomes a party to the Management Agreement as:

(a) [a Service Recipient thereunder with the same force and effect as if originally named therein as a Service Recipient and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Service Recipient thereunder. Each reference to a “Service Recipient” in the Management Agreement shall be deemed to include the Future Service Recipient. The Management Agreement is hereby incorporated herein by reference.]

(b) [a Canadian SPV Franchising Entity thereunder with the same force and effect as if originally named therein as a Canadian SPV Franchising Entity and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Canadian SPV Franchising Entity thereunder. Each reference to a “Canadian SPV Franchising Entity” in the Management Agreement shall be deemed to include the Future Service Recipient. The Management Agreement is hereby incorporated herein by reference.]

2. Counterparts; Binding Effect. This Joinder Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. This Joinder Agreement shall become effective when each of the Additional Franchise Entity, the Manager and the Trustee has executed a counterpart hereof. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

3. Full Force and Effect. Except as expressly supplemented hereby, the Management Agreement shall remain in full force and effect.

4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[FUTURE SERVICE RECIPIENT]

By:
Name:
Title:

AGREED TO AND ACCEPTED

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Manager

By:
Name:
Title:

CITIBANK, N.A., in its capacity as Trustee

By:
Name:
Title:

SCHEDULE 2.1(F)

MANAGER INSURANCE

SCHEDULE 2.10

EXCLUDED SERVICES, PRODUCTS AND/OR FUNCTIONS

•	Franchise sales brokers, agents, referral sources, and similar independent contractors

•	Background checks of prospective employees and franchisees

•	New product development (either by dedicated company or as a service provided by our suppliers)

•	Legal counsel

•	Construction contracts and related contracts

•	Real estate brokers

•	“help-desk” services and other IT functions

•	Consulting agreements

•	International franchise directors who are deemed independent contractors instead of employees

•	Media agency agreements

•	Outsourced finance functions

•	Tax preparation

•	Store inspections and evaluations by third parties

•	Collection agency

•	Franchise audits

•	Guest complaint hotline

•	Customer survey system

•	Mystery shopping

•	Website development

•	Credit/debit card processing

•	Consultants for health insurance and 401-k management